EXHIBIT 99.1

Endurance Specialty Holdings Ltd.

2015 Loss Development Triangles

2015 Loss Development Triangle Cautionary Language

This report is for informational purposes only and is current as of December 31, 2015. We are under no obligation and do not expect to update or revise this report, whether as a result of new information, future events or otherwise, even when such new data has been reflected in the filings of Endurance Specialty Holdings Ltd. (“Endurance” or the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) or otherwise. Although the loss development patterns disclosed in this report are an important factor in the process used to estimate loss reserve requirements, they are not the only factors considered in establishing reserves. The process for establishing reserves is subject to considerable variability and requires the use of informed estimates and judgments. Important details, such as specific loss development expectations for particular contracts, years or events, cannot be developed solely by analyzing the information provided in this report. In addition to analyzing loss development information, management incorporates additional information into the reserving process, such as pricing for insurance and reinsurance products, current market conditions, the publicly disclosed historical experience of peer companies and feedback from the Company’s executive management and business units. Readers must keep these and other qualifications more fully described in this report in mind when reviewing this information. This report should be read in conjunction with other documents filed by the Company with the SEC, including the most recent Annual Report on Form 10-K.

Safe Harbor for Forward-Looking Statements

Some of the statements in this report may include forward-looking statements which reflect management’s current views with respect to future events and financial performance. Such statements may include forward-looking statements with respect to the Company in general and the insurance and reinsurance business segments specifically, both as to underwriting and investment matters. Statements which include the words “should,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this report for purposes of the U.S. federal securities laws or otherwise. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements in this report. These factors include, but are not limited to: (i) changes in the size of the claims payable by Endurance relating to natural catastrophes, (ii) greater frequency or severity of claims and loss activity than Endurance’s underwriting, reserving or investment practices anticipate based upon historical experience or industry data, (iii) trends in rates for property and casualty insurance and reinsurance, (iv) changes in the judicial, legislative or regulatory environments in which Endurance operates, (v) changes in general economic conditions, including foreign currency exchange rates, inflation and other factors and (vi) the other factors described in the Company’s most recent Annual Report on Form 10-K.

Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

2015 GLOBAL LOSS TRIANGLES

Table of Contents

Section		Page

I.	Introduction	1

II.	Comments and Observations on Data Presented	3

III.	Data Compilation and Definitions	4

IV.	Triangle Line of Business Details	10

V.	Overview of Reserving Methodology	14

VI.	Reconciliations	16

VII.	Data and Exhibits (Summary Exhibits and Triangles)

	Consolidated Total	Exhibit 1
	Insurance Agriculture	Exhibit 2
	Insurance Casualty and Other Specialty	Exhibit 3
	Insurance Professional Lines	Exhibit 4
	Insurance Property, Marine/Energy and Aviation	Exhibit 5
	Reinsurance Catastrophe	Exhibit 6
	Reinsurance Property	Exhibit 7
	Reinsurance Casualty	Exhibit 8
	Reinsurance Professional Lines	Exhibit 9
	Reinsurance Specialty	Exhibit 10
	Insurance Segment Total	Exhibit 11
	Reinsurance Segment Total	Exhibit 12

Endurance Specialty Holdings Ltd.

2015 Global Loss Triangles

I. INTRODUCTION

This report provides information on the loss development history of Endurance Specialty Holdings Ltd. and its consolidated subsidiaries (“Endurance” or the “Company”) as of December 31, 2015. This report provides detail on Endurance’s reserves by showing global loss triangles for net paid and reported loss and allocated loss adjustment expenses (“ALAE”) by accident year at annual evaluation dates. The most recent evaluation is as of December 31, 2015. These triangles do not include amounts related to losses or premium arising from business written by Montpelier Re Holdings, Ltd. (“MRH”), which was acquired by the Company on July 31, 2015. MRH data was excluded from the triangles due to data compatibility limitations.

In addition, accident year summary exhibits are provided which highlight the gross, ceded, and net results by business segment and triangle classes as of December 31, 2015. These summaries include the historical experience of MRH; therefore, they are on a different basis than the loss triangles noted above. These summaries include: earned premiums, paid loss and ALAE, case outstanding losses, additional case reserves, incurred but not reported losses (“IBNR”), paid unallocated loss adjustment expense (“Paid ULAE”), unallocated loss adjustment expenses reserve (“ULAE Reserve”), and the ultimate loss & loss adjustment expenses (“LAE”) ratios as of December 31, 2015 on an inception to date basis.

Section II of this document offers general observations on the data presented in both the triangles and the summary exhibits, while Section III provides a discussion of the means used to compile the data, as well as definitions for many of the terms used in this report. A more detailed description of the business underlying the triangle information is found in Section IV of this report. Section V of this report contains a summary description of management’s loss reserving methodology.

The inherent uncertainty associated with the estimation of loss and LAE reserves remains a significant balance sheet risk for all property-casualty, specialty insurance and reinsurance companies, including Endurance.

The process of establishing and periodically adjusting loss and LAE reserves is an inherently complex process containing numerous management judgments related to the segmentation of data, methodologies utilized and their associated parameters, along with the weights applied to the various techniques used in the reserving process. Actuarial determinations of unpaid future losses and LAE are subject to potential errors of estimation, which could be significant, due to the fact that the ultimate disposition of claims incurred prior to the date of such estimation, whether reported to Endurance or not, is subject to the outcome of events that have not yet occurred. Likewise, any estimate of future costs associated with claims settlement is subject to the inherent limitation on the ability to predict the course of future events. Consequently, it should be expected that the actual emergence of the ultimate loss and LAE will vary, perhaps considerably, from any prior estimate. Readers should also review additional reserve disclosures and company risk factors that are provided in the Company’s most recent Annual Report on Form 10-K filed with the SEC.

Endurance Specialty Holdings Ltd.

2015 Global Loss Triangles

Readers of this report are strongly advised against projecting ultimate losses and LAE for Endurance directly from the loss development triangles in this report, as these calculations rarely take into account fully the true underlying nature of the liabilities. The nine lines of business that we have presented are the compilation of over 300 discrete reserving groups within Endurance that represent different geographies, pricing environments, legislative climates and policy forms. In addition, as noted above, the loss triangles do not include the historical development of MRH; thus, using these triangles to develop MRH losses could produce misleading results.

Also, depending upon which actuarial reserving method is utilized, the presence or absence of large catastrophe losses and how they are treated may have a significant impact on the estimated ultimate loss and LAE. In addition, changes to the premium volume, mix of business and the underlying exposures within a class may have significant effects on the resulting ultimate loss estimates and overall reserve levels. Without incorporating this critical information, the results derived from a direct extrapolation of the loss development triangles in this report have the potential of being materially misleading.

The triangles and summary exhibits are provided for both the Insurance and Reinsurance segments of the Company. In addition, while analysis, reviews and reporting of reserves focuses primarily on the loss reserve development classes within each line of business, the information provided in the triangles in this report has been expanded to capture some of the additional differences in reporting that naturally occur within these lines of business. The losses in these exhibits and triangles represent the Company’s December 31, 2015 gross, ceded and net loss and LAE reserves in their entirety, although these amounts have been adjusted for changes in foreign currency. A reconciliation to select data from the Company’s financial statements prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) is included in Section VI of this document.

As discussed more fully in Section III, the accident year losses in these exhibits and triangles are adjusted for changes in calendar year earned premium adjustments and foreign exchange movements. Because of these adjustments, which we expect to continue, future versions of this information will not tie directly to the data included in this report.

Endurance Specialty Holdings Ltd.

2015 Global Loss Triangles

II. COMMENTS AND OBSERVATIONS ON DATA PRESENTED

The triangle groupings have changed compared to the 2014 Global Loss Triangles. Grouping changes are as follows:

•	In this year’s presentation, the Company has provided information in total, by segment, and summarized in nine lines of business, consistent with how the Company manages its business and reports such information in its 2015 Form 10-K.

•	Last year, triangles were shown gross of reinsurance. This year, triangles are being shown net of reinsurance. Due to the Company’s increased usage of ceded reinsurance, we believe providing triangles net of reinsurance is more appropriate.

Based on the data as of December 31, 2015 presented in this report, we believe the following general observations are noteworthy:

•	On an inception to date basis, 59% and 41% of gross earned premium arises from the Reinsurance and Insurance segments, respectively. Correspondingly, on a gross basis 45% and 55% of loss and LAE reserves arise from the Reinsurance and Insurance segments, respectively. On a net basis, 55% and 45% of the loss and LAE reserves arise from the Reinsurance and Insurance segments, respectively.

•	Additional Case Reserves (“ACRs”) amount to 4% of reported net case reserves. Within Endurance’s Reinsurance segment, this amount is 7% of the net reported case reserves.

•	Excluding MRH, the Reinsurance and Insurance segments have contributed approximately 62% and 38% to the total inception to date prior year favorable net reserve development, respectively.

•	Endurance’s overall inception to date net ultimate loss and LAE ratio of 59% is comprised of a 70% net loss ratio for the Insurance segment and a 54% net loss ratio for the Reinsurance segment. Excluding Agriculture, the Insurance segment inception to date net ultimate loss and LAE ratio is 59%. The Insurance Agriculture inception to date net loss and LAE ratio is 91% is higher than other lines due to the business’s low expense ratio.

Endurance Specialty Holdings Ltd.

2015 Global Loss Triangles

III. DATA COMPILATION AND DEFINITIONS

The Global Loss Triangles and summary exhibits are presented on an accident year (or report year where applicable) basis. While underwriting or policy year statistics may also provide useful information for analysis purposes, management believes the accident/report year presentation better highlights the true loss activity that occurs at Endurance within a given calendar year. We note that the accident year presentation of triangles requires the utilization of assumptions and allocation procedures with respect to certain lines of business underwritten by Endurance (bordereaux allocation). This is primarily a result of not receiving sufficient information from ceding companies in certain lines of business, which prevents the allocation of claims to specific accident years with certainty. Although we attempt to keep the allocations as reasonable and as accurate as possible, to the extent our assumptions and allocation procedures differ from actual historical loss development patterns, the actual loss development may differ materially from the loss development included in this report.

Data Presented

The data presented in the accident year triangle and summary exhibits is as follows:

•	Global Loss Triangles

•	Paid loss and ALAE

•	Case incurred loss & ALAE (including ACRs)

•	Ultimate loss and ALAE

•	Earned Premium

•	Ultimate loss and ALAE ratio

•	Ultimate loss and ALAE emergence

•	Summary Exhibits

•	Gross earned premium, paid losses, reserves (case outstanding, ACRs, IBNR, and ULAE)

•	Ceded earned premium, paid losses, reserves (case outstanding, ACRs, IBNR, and ULAE)

•	Net earned premium, paid losses, reserves (case outstanding, ACRs, IBNR, and ULAE)

Basis of Presentation

Information presented herein may differ materially from that reported in Endurance’s financial statements prepared in accordance with GAAP due to differences in foreign currency exchange rates, the impact of premium adjustments and other data adjustments.

Endurance Specialty Holdings Ltd.

2015 Global Loss Triangles

All amounts are presented in thousands of U.S. dollars and reflect the conversion from the original currency of the underlying business if not denominated in U.S. dollars (“USD”). Foreign currency denominated losses and premiums are converted based on exchange rates at the dates of the transactions to the currency of the legal underwriting entity, which are either USD or British Pounds (“GBP”). Endurance’s reporting currency is USD. Fluctuations in currency exchange rates can cause material shifts in loss development. To reduce distortions caused by such fluctuations, data in the triangles for the Company’s United Kingdom entities have been restated using the year end 2015 rate of exchange of 1.4739 USD to GBP.

Some (re)insurance contracts and policies contain provisions resulting in a variation of the premium or acquisition expenses as a result of loss experience under the contract or policy. Within the analysis, estimated reinstatement premiums are included in the premium totals.

Intercompany reinsurance transactions have not been reflected in the triangles.

The loss development triangles are presented on the basis of applying reinsurance accounting to all Endurance’s business and do not reflect any adjustments that may be required for financial reporting purposes to comply with Accounting Standards Certification Topic 340 Subtopic 30 “Other Assets and Deferred Cost Insurance Contracts that do not Transfer Risk” as highlighted in the reconciliation to GAAP reserves in Section VI of this document.

Earned Premium

The earned premium triangle includes the calendar year changes in accident year earned premium due to premium adjustments. For financial reporting purposes, the premium adjustments are recognized in the calendar year they were determined. For actuarial reserving purposes, these premium adjustments are allocated to the accident year or years based on the initial policy or treaty to which the adjustment belongs. For example, if a premium adjustment is recognized in calendar year 2015 from a policy written and exposures earned in 2013, the additional premium is recognized in the 2015 calendar year for financial reporting purposes. However, for reserving purposes, the premium is allocated to the years in which the premium for the 2013 treaty was originally earned. As a result, the information provided herein may differ materially from that presented in Endurance’s financial statements.

Ultimate Loss and ALAE Ratio

The ultimate loss and ALAE ratio triangle shows the year to year changes in the ratio of all expected settlement amounts, whether paid or reserved, together with any associated settlement expenses to earned premium. The ultimate loss and ALAE ratio is presented to show the relationship between management’s best estimate of expected ultimate losses and ALAE and the associated premiums that were received by Endurance to assume the risks related to those losses. Ultimate losses and ALAE within an accident year are subject to many factors that impact the recorded value of such losses (such as favorable/adverse claims emergence, frequency/severity trends, inflation, methodology changes, foreign exchange fluctuations, and premium adjustments

Endurance Specialty Holdings Ltd.

2015 Global Loss Triangles

from prior accident periods). Endurance distributes earned premium from premium adjustments to the appropriate accident year in its reserving process, so changes in booked ultimate losses can occur solely due to these premium changes. Because of this, the triangle of ultimate loss & ALAE ratios essentially removes the effect of changes in premium from the loss estimates. At any point (maturity) in the triangle, management’s best estimate of booked ultimate loss and ALAE estimate is the product of the corresponding accident year earned premium and ultimate loss and ALAE ratio.

Ultimate Loss and ALAE

The triangle of ultimate loss and ALAE is derived by multiplying the most recent accident year earned premium (the last diagonal of the earned premium triangle) by the historical accident year ultimate loss and ALAE ratio as presented in their respective triangles. This presentation removes the effect of premium adjustments from the development of ultimate losses, and provides a better picture of the changes occurring to the true accident year ultimate loss and ALAE. Reconciliation to Endurance’s GAAP financial statements is included in Section VI of this report.

Ultimate Loss Emergence

The triangle of ultimate loss emergence is calculated by taking the difference of corresponding cells in the ultimate loss and ALAE triangle. For example, using the consolidated triangles, the change in ultimate loss from 12-24 month maturity for the 2010 accident year is derived by subtracting the ultimate loss & ALAE at the 12 month maturity for the 2010 accident year from the ultimate loss & ALAE at the 24 month maturity for the same accident year. The full calendar year emergence is represented by the total of any given diagonal (excluding the loss emergence within the first 12 months of an accident year), and is also shown as an additional row at the bottom of the triangle.

Global Loss Triangle Classes

Triangles are provided for 9 lines of business: 4 for the Insurance segment and 5 for the Reinsurance segment. These lines of business are consistent with how the Company manages its business and reports such information in its 2015 Form 10-K. It is important to note that for the Reinsurance lines of business, there is no differentiation between proportional and non-proportional business that could have different loss emergence patterns. The 9 lines of business included in this report are listed below:

Insurance Segment Loss Triangle Lines of Business

•	Insurance Agriculture

•	Insurance Casualty and Other Specialty

•	Insurance Professional Lines

•	Insurance Property, Marine/Energy & Aviation

Endurance Specialty Holdings Ltd.

2015 Global Loss Triangles

Reinsurance Segment Loss Triangle Lines of Business

•	Reinsurance Catastrophe

•	Reinsurance Property

•	Reinsurance Casualty

•	Reinsurance Professional Lines

•	Reinsurance Specialty

Further detail of the types of business contained in each class is provided in Section IV of this document.

Accident Year Loss Allocation

Many proportional reinsurance contracts are submitted using quarterly bordereau reporting by underwriting year with a supplemental listing of large losses. As a result, a two-step allocation process was utilized to allocate these losses by accident year. The first step is to identify large losses and allocate them to the corresponding accident year as reported on a large loss listing. The second step is to allocate the remaining losses to particular accident years based on selected payment and reporting patterns applied to the earning of the underlying exposures, which in many instances is premium. To the extent management’s assumptions and allocation procedures differ from actual historical loss development patterns, the actual loss development may differ materially from the loss development included in this report.

Large Losses and Other Adjustments

The triangles are unadjusted with respect to large losses and catastrophic losses, including losses related to the 2004, 2005, 2008, 2011 and 2012 catastrophes. The loss amounts are net of any retrocession recoveries. The premium data is adjusted for gross and ceded reinstatement premiums associated with the loss events.

Business Not Included

The triangles do not include amounts related to losses or premium arising from business written by MRH, which was acquired by the Company on July 31, 2015. MRH data was excluded from the triangles due to data compatibility limitations. No other business has been excluded from the analysis.

Discounting

The losses and IBNR stated in the triangles do not include a provision to reflect the time value of money.

Endurance Specialty Holdings Ltd.

2015 Global Loss Triangles

Maturity of Triangle Periods

Since Endurance was formed in late 2001, underwriting data is available only for periods beginning 2001 or subsequent. For the business lines with sparse or limited data presented, there is an additional amount of uncertainty in the estimated ultimate loss and LAE and actual loss experience could differ materially from the estimated ultimate loss amount.

Definitions

To assist the reader, several key definitions are highlighted below.

Accident Year means the year in which the event occurred that triggered a claim to Endurance. All years referred to are years ending December 31st.

Additional Case Reserves or ACRs are amounts that are held in addition to Case Reserves that result from Endurance’s claims professionals determining that the established Case Reserves (which are often established by ceding companies or third parties) are expected to be insufficient to meet the expected future settlement amounts.

Additional Event Reserves are amounts that are held in respect of known events that are expected to give rise to future settlements but at the time of being established, not enough is known to allocate them to specific (re)-insureds.

Allocated Loss Adjustment Expense or ALAE is an estimate of the associated external expenses to be incurred in settling a claim. ALAE includes the costs of third party loss assessors and legal experts.

Case Incurred Loss and ALAE is the sum of Paid Losses and ALAE, plus Case Reserves and any Additional Case Reserves.

Case Reserves are amounts set aside in relation to claims that have been made but not yet been paid and represent an assessment of the remaining amount to be paid in respect of each notified claim.

Ceded Claims are those amounts Endurance received or expects to receive from third party reinsurers to whom Endurance ceded premiums.

Ceded Premiums are those premiums paid by Endurance to third party reinsurers.

Diagonals in the triangle from bottom left to top right represent evaluation dates. For example, the last diagonal in our published triangles shows the position of each Accident Year as at December 31, 2015.

Endurance Specialty Holdings Ltd.

2015 Global Loss Triangles

Earned Premium is the amount of policy premiums allocated between Accident Years in accordance with the assumed incidence of risk.

FCIC is the U.S. Federal Crop Insurance Corporation, the government reinsurer of multi-peril crop insurance underwritten by Endurance’s agriculture insurance subsidiary.

Gross Premiums and Gross Losses are shown before the impact of any third party outwards reinsurance that Endurance purchases.

IBNR means incurred but not reported reserve. IBNR reserves represent a provision for claims that have been incurred but not yet reported to the Company, as well as future loss development on losses already reported in excess of the Case Reserves and Additional Case Reserves. In this presentation, Additional Event Reserves are included within IBNR. Endurance’s process for establishing IBNR is discussed further in Section V of this document.

Loss Adjustment Expense or LAE is expense incurred in settling the claim. LAE includes the costs of third party loss assessors or legal experts and the cost of internal time necessary to settle a claim. LAE is the sum of ALAE and ULAE.

Maturity is measured in months from the start of the Accident Year.

Net means the retained portion of premiums written or losses paid and incurred. Net Premium equals Gross Premium less Ceded Premium and Net Losses equals Gross Losses less Ceded Losses.

Paid Losses are claim amounts paid to insureds or ceding companies.

Report Year / Claims Made Year refers to the year in which a claim is reported to Endurance. All years referred to are years ending December 31st.

Triangle is a cross tabulation of data usually showing financial quantities in respect of periods of exposure (e.g. Accident Years), each evaluated at regular intervals (maturities).

Unallocated Loss Adjustment Expense or ULAE is an assessment of the internal expenses required to settle the current claims.

Ultimate Loss and LAE are the total of all expected settlement amounts, whether paid or reserved together with any associated settlement expenses and is the estimated total amount of loss at the measurement date. For the purposes of this report, Ultimate Loss & LAE is calculated by adding: Paid Loss & ALAE, Case Reserves, Additional Case Reserves, IBNR (inclusive of Additional Event Reserves), Paid ULAE, and ULAE Reserves.

Endurance Specialty Holdings Ltd.

2015 Global Loss Triangles

Ultimate Loss and LAE Ratio is the ratio of Ultimate Loss and LAE amounts to Earned Premium, which shows the relationship between expected losses and the associated premiums that are received related to those losses.

IV. TRIANGLE LINE OF BUSINESS DETAILS

a) Insurance Agriculture

The Company’s agriculture insurance line of business focuses on traditional multi-peril crop insurance, crop hail, livestock risk protection and other agriculture risk management products, all offered through independent agents in the United States. The protections offered provide coverage for yield and revenue losses resulting from weather related perils, such as drought and hail, as well as losses stemming from commodity price movements. The majority of this triangle class is multi-peril crop insurance; in 2015 it comprised approximately 95% of the net earned premium of this line of business

In 2012, this line of business was impacted by a severe drought in the Midwest United States. In 2013 and 2014, results were impacted by sharp decreases in corn and soybean prices during the policy periods, which resulted in an increased number of policies making revenue coverage payments. The 2015 loss ratio improved versus 2014 due to favorable crop yields and only modest declines in commodity prices during the policy year.

b) Insurance Casualty and Other Specialty

The Company’s casualty and other specialty insurance line of business includes casualty, healthcare liability, and contract and commercial surety insurance. The casualty insurance business provides third party excess and primary liability insurance for a wide range of industry groups. In 2015, excess liability business comprised 59% of the casualty net earned premium. The healthcare liability insurance business is focused on excess hospital medical professional liability insurance. The surety insurance business provides contract and commercial surety insurance in the United States. The Company has been writing casualty and healthcare liability insurance business since 2002, while the surety insurance business commenced its operations in 2012. In 2015, net earned premium was split as follows between these classes: casualty 77%, healthcare 16%, and surety 7%.

Accident years 2006 to 2009 include $550.0 million of net earned premium for a book of California workers compensation business, which adversely impacted the results for this line of business, particularly in accident years 2008 and 2009. Prior year development for this book was flat in calendar years 2014 and 2015. Note that the Company exited California workers compensation insurance in early 2009. In addition, this line of business was impacted in accident years 2010 to 2013 by several large losses impacting the Company’s healthcare and excess casualty businesses. The increase in the accident year 2011 ultimate loss ratio during calendar year 2013 was due to an excess casualty shock loss; that loss decreased somewhat in calendar

Endurance Specialty Holdings Ltd.

2015 Global Loss Triangles

year 2015. Accident year 2013 increased during the past calendar year due predominately to shock losses for the healthcare book. However, over all accident years, the Company’s healthcare insurance business experienced favorable development in 2015, and it has consistently experienced favorable calendar year development over the history of the book.

Due to the change in executive and underwriting management in 2012 and 2013, the Company significantly increased its usage of reinsurance, reduced gross limits, and improved risk selection. These factors should reduce the impact of shock losses and improve results for accident years 2014 and later.

c) Insurance Professional Lines – Professional Lines

The Company’s professional lines insurance business includes directors’ and officers’ liability, errors and omissions, employment practices liability, fiduciary, environmental liability and pension trust liability insurance and includes both non-profit and for-profit entities representing a wide range of industry groups. Results in claims made years 2007 to 2008 were adversely impacted by financial crisis claims. During that time period, the high excess Bermuda professional lines book comprised approximately 90% of the net earned premium. In 2015, due to the growth of the business in the United States and London and the acquisition of MRH, the high excess Bermuda professional lines book comprised approximately 16% of the net earned premium. Consequently, due to this diversification of the portfolio, greater purchases of reinsurance and gross limits management, the Company has reduced its net exposure to the type of losses experienced in claims made years 2007 and 2008.

d) Insurance Property, Marine/Energy and Aviation

The Company’s property, marine/energy and aviation line of business includes property insurance, inland marine, ocean marine, marine war, energy and aviation insurance. The property insurance business provides coverage against all risks of physical loss or damage of commercial properties, engineering and construction of properties and resultant loss of business income. The properties insured are of a commercial nature and are spread across a variety of industries, such as real estate, retail, manufacturing, chemicals, financial services, utilities, telecommunications, hospitality, food processors and municipalities/institutions.

The inland marine insurance business provides indemnification of loss related to property in transit; movable or specialized types of property, which may include construction equipment, medical diagnostic equipment, rail road rolling stock; instruments of transportation such as bridges, pipelines and roads; instruments of communication, such as cell phone and radio towers; high value and one of a kind articles, such as fine arts, jewelry and musical instruments; property in the course of construction; legal liability coverage for bailees and warehousemen for property in their care, custody or control; as well as a wide variety of other types of property that are non-homogenous in nature. The Company commenced writing this business in 2013.

Endurance Specialty Holdings Ltd.

2015 Global Loss Triangles

The ocean marine insurance business covers the loss or damage of ships, cargo, terminals, piers, wharfs and any transport or cargo by which property is transferred, acquired, or held between the points of origin and final destination and associated third party liability, as well as general liability coverage for marine risks. The Company commenced writing this business in 2013.

The energy business provides upstream, midstream, downstream, power and renewable energy coverage covering property and liability risk, control of well, transportation and storage, business interruption, cargo and equipment risks. The Company commenced writing this business in 2014.

The aviation business provides general liability and property coverages for a wide range of aviation risks across the globe, including hull and liability coverage as well as general liability coverage for ground based risks such as fixed base operators, airport owners and aircraft manufacturers and distributors. The Company commenced underwriting aviation insurance in late 2015.

In 2013 and prior, nearly the entire net earned premium for this line of business was for property coverages. In 2014, approximately 37% of the net earned premium was for ocean marine and energy. In 2015, approximately 45% of the net earned premium was for ocean marine and energy.

e) Reinsurance Catastrophe

The Company’s catastrophe reinsurance line of business reinsures catastrophic perils for ceding companies on a treaty basis primarily for property and workers’ compensation business. The principal perils reinsured include natural perils such as hurricanes, typhoons, earthquakes, floods, tornados, hail and fire and certain man-made perils such as industrial events and terrorism.

Calendar year 2015 year development was favorable for this line of business. The favorable development in calendar years 2013 and 2014 was due to IBNR reductions on the Company’s workers’ compensation catastrophe book and favorable emergence on Hurricane Sandy.

f) Reinsurance Property

The Company’s property reinsurance line of business reinsures property insurance policies issued by our ceding company clients including personal lines, commercial exposures and engineering (principally covering buildings, structures, equipment, contents and time element coverages on a treaty basis). Loss exposures in this line of business include the perils of fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake.

The property reinsurance triangle class contains international and U.S. per risk excess of loss and proportional treaty business.

Endurance Specialty Holdings Ltd.

2015 Global Loss Triangles

In total, calendar year 2015 development was favorable for this line of business. Accident year 2014 developed unfavorably due to emergence on several large fire losses on the Company’s European treaty property book. The favorable development in calendar years 2013 and 2014 was due largely to favorable emergence on Hurricane Sandy and the Thai Floods.

g) Reinsurance Casualty

The Company’s casualty reinsurance line of business reinsures third party liability exposures from ceding companies such as automobile liability, general liability, umbrella liability and workers’ compensation. In 2015, net earned premium this line of business was split as follows: automobile liability 23%, workers compensation 14%, and all other lines (mostly general liability and excess liability coverages) 63%.

Accident year loss ratios for 2009 to 2013 were impacted by UK motor excess of loss business, which had exposure to an increase in periodic payment order claims. Reserve increases for this exposure were taken in calendar year 2013. In mid-year 2013, the Company ceased writing UK Motor excess of loss business.

h) Reinsurance Professional Lines

The professional lines reinsurance triangle class contains the reinsurance treaties covering the following classes of business: directors & officers liability, errors & omissions, employment practices liability, fidelity, medical malpractice, and fiduciary liability for commercial and financial institutions. The underlying business is written almost exclusively on a claims made basis. Business in this triangle class is written on either an excess of loss or a proportional basis.

Ultimate loss ratios have developed favorably for this line of business, as the Company has recognized the favorable experience of claims made years 2010 and later. In addition, loss ratios in this line of business were better than the industry in claims made years 2007 to 2009, as the Company’s exposure to financial institutions was less than the industry average.

i) Reinsurance Specialty

The Company’s specialty line of business includes aerospace, international agriculture, marine and energy, and trade credit and surety, all of which are underwritten on either a proportional or non-proportional basis. This business line also includes weather risk management products. The agriculture business includes reinsurance of international multi-peril crop insurance policies, crop hail policies and other types of crop insurance; most of this business is written for clients outside of the United States. The aerospace business is comprised of the reinsurance of aviation and space risks. The marine business consists of the reinsurance of river and ocean vessels and cargo risks. The energy business includes offshore energy risks such as (drilling, oil) rigs and platforms. Note that aerospace, marine and energy businesses include both first party and liability coverages. The trade credit and surety business includes the reinsurance of trade credit and political risk, contract surety and commercial surety on a worldwide basis. The Company

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2015 Global Loss Triangles

also provides surety reinsurance for contract and commercial surety insurers, as well as for fidelity insurers. The remaining business in this line represents a variety of contracts which are underwritten utilizing the expertise of the Company’s senior underwriting staff.

Favorable development in calendar year 2015 was due predominately to lower than expected claims emergence in the aerospace, political risk, and surety businesses, as well as an IBNR reduction for the Company’s self-insured risk business, which the Company ceased writing in 2003.

V. OVERVIEW OF RESERVING METHODOLOGY

In order to estimate Endurance’s reserve for losses and loss expenses, management uses information either (i) developed from internal or independent external sources, or (ii) pricing information created by Endurance or provided to Endurance by insureds, reinsureds, and brokers at the time individual contracts and policies are bound. In addition, management uses commercially available risk analysis models, contract by contract review by our underwriting teams and to a limited extent, overall market share assumptions to estimate our loss and loss expense reserves related to specific loss events. When the applicable information has been obtained, Endurance uses a variety of actuarial methods as well as professional judgment to estimate the ultimate losses and loss expenses incurred by Endurance in connection with business it has underwritten and thus, the applicable reserve for losses and loss expenses.

While management does not at this time include an explicit or implicit provision for uncertainty in its reserve for losses and loss expenses, certain of Endurance’s business lines are by their nature subject to additional uncertainties, including Endurance’s casualty, professional, property, catastrophe, and specialty lines in the Reinsurance business segment and Endurance’s casualty and professional lines in the Insurance business segment, which are discussed in detail above. In addition, Endurance’s Reinsurance business segment is subject to additional factors which add to the uncertainty of estimating loss and loss expense reserves. Time lags in the reporting of losses can also introduce further ambiguity to the process of estimating loss and loss expense reserves.

Certain aspects of Endurance’s casualty and professional lines in the Reinsurance business segment and the casualty and professional lines in the Insurance business segment complicate the process of estimating loss reserves. These include the lack of long-term historical data for losses of the same type intended to be covered by the policies and contracts written by Endurance, and the expectation that a portion of losses in excess of Endurance’s attachment levels in many of its contracts will be low in frequency and high in severity, limiting the usefulness of claims experience of other insurers and reinsurers for similar claims. In addition, a portion of Endurance’s casualty line in its Insurance business segment that is underwritten in Bermuda includes policy forms that vary from more traditional policy forms. The primary difference in the casualty policy form used by Endurance’s Bermuda subsidiary from more traditional policy forms relates to the coverage being provided on an occurrence reported basis instead of the typical occurrence or claims-made basis used in traditional policy forms. The occurrence reported policy forms typically cover occurrences causing unexpected and unintended personal

Endurance Specialty Holdings Ltd.

2015 Global Loss Triangles

injury or property damage to third parties arising from events or conditions that commence at or subsequent to an inception date and prior to the expiration of the policy, provided that proper notice is given during the term of the policy or the discovery period.

The inherent uncertainty of estimating Endurance’s loss and loss expense reserves for its Reinsurance business segment can be greater principally due to the following:

(i)	the lag between the time claims are reported to the ceding company and the time they are reported through one or more reinsurance broker intermediaries to Endurance;

(ii)	the differing reserving practices among ceding companies;

(iii)	the diversity of loss development patterns among different types of reinsurance treaties or contracts; and

(iv)	Endurance’s need to rely on its ceding companies for loss information.

In addition to the factors creating uncertainty in Endurance’s estimate of loss and loss expense reserves, Endurance’s estimated reserve for losses and loss expenses can change over time because of unexpected changes in the external environment. Potential changing external factors include:

•	changes in the inflation rate for goods and services related to the covered damages;

•	changes in the general economic environment that could cause unanticipated changes in claim frequency or severity;

•	changes in the litigation environment regarding the representation of plaintiffs and potential plaintiffs;

•	changes in the judicial and/or arbitration environment regarding the interpretation of policy and contract provisions relating to the determination of coverage and/or the amount of damages awarded for certain types of claims;

•	changes in the social environment regarding the general attitude of juries in the determination of liability and damages;

•	changes in the legislative environment regarding the definition of damages;

•	new types of injuries caused by new types of injurious activities or exposures; and

•	in the case of assumed reinsurance, changes in ceding company case reserving and reporting patterns.

Endurance’s estimates of reserves for losses and loss expenses can also change over time because of changes in internal company operations. Potential changing internal factors include:

•	alterations in claims handling procedures;

Endurance Specialty Holdings Ltd.

2015 Global Loss Triangles

•	growth in new lines of business where exposure and loss development patterns are not well established; or

•	changes in the quality of risk selection or pricing in the underwriting process.

Due to the inherent complexity of the assumptions used in establishing Endurance’s loss and loss expense reserve estimates, final claim settlements made by Endurance may vary significantly from the present estimates, particularly when those settlements may not occur until well into the future.

For a more detailed discussion of the Company’s reserving methodology and an analysis of the potential variability in reserves for losses and loss expenses, please see the Company’s most recent Annual Report on Form 10-K as filed with the SEC.

VI. RECONCILIATIONS

Reconciliation of Gross Unpaid Loss and LAE

The following table reconciles the reserves for losses and loss expenses as of December 31, 2015 as reported in Endurance’s financial statements prepared in accordance with GAAP to the reserves for losses and loss expenses published in the triangles (all amounts in millions of U.S. dollars, on a gross basis):

Consolidated triangles unpaid loss and LAE	$4,535.8

Deposit accounting reserves	(13.8)

Purchase GAAP fair value adjustments related to MRH	(9.1)

Foreign exchange and other	(2.5)

Adjusted unpaid loss and LAE	$4,510.4

Reserves for losses and loss expenses
Per December 31, 2015 GAAP Financial Statements	$4,510.4

Endurance Specialty Holdings Ltd.

2015 Global Loss Triangles

Reconciliation of Calendar Year Loss Emergence

The following table reconciles the calendar year 2015 development of prior year losses and loss adjustment expenses as of December 31, 2015 as reported in Endurance’s financial statements prepared in accordance with GAAP to the development of losses and loss adjustment expenses published in the triangles (all amounts in millions of U.S. dollars).

Calendar year net loss & ALAE emergence per triangles	($213.8)

Plus calendar year emergence on ULAE	(4.3)

Plus emergence on contracts subject to deposit accounting	1.1

Plus emergence on acquired MRH reserves	(39.3)

Plus misc. emergence due to foreign exchange & other*	12.8

Adjusted Calendar Year Emergence	($243.5)

Calendar Year Emergence per December 31, 2015
GAAP Financial Statements	($243.5)

Please note that the negative amount above indicates favorable development on prior year losses.

*	A majority of the miscellaneous effect is due to the impact of premium adjustments and the level of aggregation used to compute the prior year development within the global loss triangles.

Valuation Date: December 31, 2015	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4739 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Consolidated Total

ITD SUMMARY - Including Montpelier Re Holdings Historical Experience

Gross
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	8,048,705	5,238,657	56,359	3,730	111,897	5,313	2,460	5,418,417	67%
2006	2,587,349	749,347	30,491	1,364	45,380	2,558	1,483	830,622	32%
2007	2,403,835	902,457	38,622	5,235	60,543	11,862	2,311	1,021,030	42%
2008	2,764,431	1,755,404	82,574	2,792	81,981	21,996	3,309	1,948,057	70%
2009	2,717,987	1,167,689	61,643	3,253	97,682	19,763	3,265	1,353,293	50%
2010	2,713,856	1,143,492	87,036	4,657	124,734	16,599	4,268	1,380,786	51%
2011	3,068,248	2,602,217	132,193	7,156	198,405	17,749	6,795	2,964,513	97%
2012	3,230,989	1,976,348	156,496	10,256	285,888	11,236	8,816	2,449,039	76%
2013	3,297,505	1,770,478	164,321	5,045	346,718	7,594	10,931	2,305,086	70%
2014	3,296,999	1,412,059	213,846	4,651	525,078	5,513	16,163	2,177,310	66%
2015	3,645,091	582,114	566,840	5,418	925,657	3,939	28,069	2,112,037	58%

Total	37,774,995	19,300,262	1,590,419	53,557	2,803,961	124,122	87,868	23,960,190	63%

Ceded
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	75,740	431,430	508	—	650	—	—	432,588	571%
2006	117,206	28,390	8,239	—	3,549	—	—	40,178	34%
2007	202,975	52,568	1,987	—	6,547	—	—	61,102	30%
2008	424,314	330,064	1,152	—	6,759	—	—	337,975	80%
2009	448,746	298,834	8,354	10	16,162	—	—	323,361	72%
2010	352,722	105,658	5,151	—	20,207	—	—	131,016	37%
2011	583,501	664,580	11,783	79	32,531	—	—	708,972	122%
2012	647,774	689,562	11,809	390	50,934	—	—	752,696	116%
2013	690,607	650,289	15,598	56	56,963	—	—	722,906	105%
2014	905,460	544,030	21,084	333	139,135	—	—	704,582	78%
2015	1,362,866	299,988	212,524	80	273,953	—	—	786,546	58%

Total	5,811,911	4,095,393	298,190	949	607,390	—	—	5,001,922	86%

Net
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	7,972,965	4,807,228	55,851	3,730	111,247	5,313	2,460	4,985,829	63%
2006	2,470,143	720,956	22,252	1,364	41,831	2,558	1,483	790,444	32%
2007	2,200,859	849,889	36,634	5,235	53,996	11,862	2,311	959,927	44%
2008	2,340,117	1,425,341	81,422	2,792	75,222	21,996	3,309	1,610,082	69%
2009	2,269,241	868,855	53,289	3,242	81,520	19,763	3,265	1,029,933	45%
2010	2,361,134	1,037,834	81,885	4,657	104,527	16,599	4,268	1,249,770	53%
2011	2,484,747	1,937,637	120,410	7,077	165,874	17,749	6,795	2,255,541	91%
2012	2,583,216	1,286,785	144,687	9,865	234,954	11,236	8,816	1,696,343	66%
2013	2,606,898	1,120,189	148,722	4,989	289,755	7,594	10,931	1,582,180	61%
2014	2,391,539	868,030	192,762	4,318	385,943	5,513	16,163	1,472,729	62%
2015	2,282,225	282,126	354,316	5,338	651,704	3,939	28,069	1,325,492	58%

Total	31,963,084	15,204,869	1,292,230	52,608	2,196,571	124,122	87,868	18,958,268	59%

Exhibit 1, Page 1

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Consolidated Total	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	948,083	1,670,688	2,108,291	2,319,147	2,469,324	2,563,355	2,614,078	2,666,669	2,699,716	2,715,080	2,768,600
2006	63,943	302,858	397,061	475,312	523,521	554,415	589,337	601,213	610,235	609,409
2007	70,964	308,044	393,484	528,845	598,407	644,981	667,356	697,346	724,236
2008	311,501	651,728	785,748	864,002	934,444	1,024,382	1,077,799	1,111,274
2009	242,804	474,723	565,818	622,678	694,111	737,432	761,982
2010	214,060	500,223	598,388	685,805	741,952	776,286
2011	737,123	1,081,207	1,265,622	1,353,956	1,453,818
2012	606,301	925,261	1,023,749	1,103,769
2013	522,545	837,059	994,090
2014	436,953	713,895
2015	227,427

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	1,954,706	2,537,605	2,667,141	2,735,650	2,787,527	2,754,253	2,776,418	2,791,904	2,807,141	2,806,509	2,823,555
2006	197,840	453,871	510,130	563,443	597,095	634,173	637,110	636,214	651,411	632,490
2007	202,520	479,813	594,168	659,652	701,216	727,942	736,233	743,348	764,020
2008	669,448	838,738	991,246	1,072,849	1,127,013	1,151,307	1,183,933	1,193,860
2009	459,773	622,342	671,916	729,184	786,226	810,028	811,757
2010	458,199	680,839	759,629	796,701	818,337	831,742
2011	1,096,005	1,383,309	1,463,999	1,522,175	1,553,788
2012	967,212	1,135,241	1,188,864	1,218,369
2013	824,928	1,036,214	1,120,843
2014	672,249	852,703
2015	518,809

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	3,466,367	3,424,939	3,357,245	3,299,253	3,241,394	3,112,417	3,067,628	2,998,921	2,969,195	2,942,537	2,929,660
2006	910,123	847,720	820,307	798,901	777,630	763,642	734,960	707,534	702,085	672,578
2007	858,667	890,607	887,651	874,282	857,030	853,559	822,756	806,924	815,063
2008	1,249,610	1,195,683	1,258,458	1,277,501	1,275,303	1,265,656	1,272,939	1,263,134
2009	985,787	992,377	943,133	942,392	937,275	917,413	886,817
2010	1,124,038	1,079,645	1,043,665	1,011,591	973,298	924,409
2011	1,753,681	1,767,174	1,767,152	1,714,081	1,689,155
2012	1,605,862	1,512,792	1,465,008	1,406,480
2013	1,432,148	1,375,990	1,368,137
2014	1,154,811	1,155,849
2015	1,043,746

Diagonals as of 12/31

Exhibit 1, Page 2

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Consolidated Total	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	68.6%	67.8%	66.5%	65.3%	64.2%	61.6%	60.7%	59.4%	58.8%	58.2%	58.0%
2006	51.6%	48.1%	46.5%	45.3%	44.1%	43.3%	41.7%	40.1%	39.8%	38.1%
2007	55.0%	57.0%	56.9%	56.0%	54.9%	54.7%	52.7%	51.7%	52.2%
2008	72.1%	69.0%	72.6%	73.7%	73.6%	73.1%	73.5%	72.9%
2009	59.7%	60.1%	57.1%	57.1%	56.8%	55.6%	53.7%
2010	65.1%	62.5%	60.4%	58.6%	56.4%	53.5%
2011	90.4%	91.1%	91.1%	88.4%	87.1%
2012	80.6%	76.0%	73.6%	70.6%
2013	70.7%	67.9%	67.5%
2014	62.6%	62.7%
2015	59.5%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	5,104,660	5,121,970	5,128,669	5,054,575	5,058,356	5,055,181	5,053,826	5,055,099	5,055,466	5,053,613	5,051,723
2006	1,838,079	1,873,491	1,765,803	1,766,260	1,765,180	1,763,829	1,764,844	1,765,399	1,765,201	1,764,131
2007	1,756,004	1,560,631	1,555,026	1,558,767	1,559,267	1,560,183	1,561,348	1,560,842	1,561,217
2008	1,734,097	1,732,576	1,732,489	1,731,353	1,731,629	1,731,648	1,731,039	1,732,527
2009	1,645,600	1,649,881	1,650,791	1,650,718	1,649,612	1,649,089	1,651,305
2010	1,732,144	1,732,580	1,730,231	1,725,557	1,725,481	1,726,741
2011	1,937,854	1,947,467	1,939,986	1,939,967	1,939,202
2012	1,986,666	1,995,354	1,993,634	1,991,690
2013	2,024,834	2,032,400	2,025,890
2014	1,855,296	1,844,150
2015	1,754,086

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2005 & Prior	3,466,367	(41,427)	(67,694)	(57,992)	(57,859)	(128,977)	(44,789)	(68,707)	(29,726)	(26,657)	(12,877)	(536,706)
2006	910,123	(62,403)	(27,412)	(21,406)	(21,271)	(13,988)	(28,682)	(27,426)	(5,449)	(29,508)		(237,545)
2007	858,667	31,940	(2,956)	(13,369)	(17,252)	(3,471)	(30,803)	(15,832)	8,139			(43,604)
2008	1,249,610	(53,927)	62,775	19,043	(2,198)	(9,647)	7,283	(9,806)				13,523
2009	985,787	6,590	(49,243)	(742)	(5,117)	(19,862)	(30,596)					(98,970)
2010	1,124,038	(44,394)	(35,980)	(32,074)	(38,293)	(48,889)						(199,630)
2011	1,753,681	13,493	(22)	(53,070)	(24,926)							(64,526)
2012	1,605,862	(93,070)	(47,784)	(58,529)								(199,382)
2013	1,432,148	(56,159)	(7,853)									(64,011)
2014	1,154,811	1,038	*. See note.									1,038
2015	1,043,746

Calendar Year	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	CY 2015	Total Development
	N/A	(41,427)	(130,098)	(53,464)	(136,148)	(94,252)	(150,623)	(126,287)	(227,884)	(255,824)	(213,806)	(1,429,813)

*.	Including the impact of foreign currency movements and other adjustments noted in the narrative, AY 2014 developed favorably by $0.9 million.

Diagonals as of 12/31

Exhibit 1, Page 3

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Insurance Agriculture	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY - Including Montpelier Re Holdings Historical  Experience

Gross
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	13,413	—	—	—	—	—	—	—	0%
2008	598,185	592,474	—	—	—	—	—	592,474	99%
2009	599,813	530,026	—	—	—	—	—	530,026	88%
2010	564,234	336,025	—	—	—	—	—	336,025	60%
2011	847,048	1,106,302	—	—	—	—	—	1,106,302	131%
2012	885,139	1,201,536	284	—	—	—	—	1,201,820	136%
2013	966,095	1,180,188	198	—	—	—	—	1,180,386	122%
2014	873,555	950,365	3,460	—	8,441	—	—	962,267	110%
2015	859,108	393,301	222,811	—	49,358	—	—	665,469	77%

Total	6,206,592	6,290,217	226,753	—	57,799	—	—	6,574,768	106%

Ceded
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	7,725	—	—	—	—	—	—	—	0%
2008	253,728	278,640	—	—	—	—	—	278,640	110%
2009	268,099	248,661	—	—	—	—	—	248,661	93%
2010	166,349	56,017	—	—	—	—	—	56,017	34%
2011	282,434	598,455	—	—	—	—	—	598,455	212%
2012	336,266	628,541	284	—	—	—	—	628,824	187%
2013	392,557	618,113	151	—	—	—	—	618,265	157%
2014	402,153	502,319	2,639	—	5,463	—	—	510,421	127%
2015	561,891	270,605	122,427	—	30,848	—	—	423,879	75%

Total	2,671,202	3,201,351	125,500	—	36,311	—	—	3,363,162	126%

Net
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	5,688	—	—	—	—	—	—	—	0%
2008	344,458	313,834	—	—	—	—	—	313,834	91%
2009	331,714	281,365	—	—	—	—	—	281,365	85%
2010	397,885	280,008	—	—	—	—	—	280,008	70%
2011	564,614	507,847	—	—	—	—	—	507,847	90%
2012	548,873	572,995	—	—	—	—	—	572,995	104%
2013	573,537	562,074	47	—	—	—	—	562,122	98%
2014	471,402	448,046	821	—	2,978	—	—	451,845	96%
2015	297,217	122,696	100,384	—	18,510	—	—	241,590	81%

Total	3,535,389	3,088,866	101,252	—	21,488	—	—	3,211,606	91%

Exhibit 2, Page 1

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Insurance Agriculture	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	—	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—	—
2007	—	242	781	6,746	—	—	—	—	—
2008	162,469	310,235	313,196	313,708	313,722	313,859	313,834	313,834
2009	178,206	281,995	280,468	280,991	281,058	281,365	281,365
2010	144,296	279,397	279,768	279,859	280,008	280,008
2011	461,335	506,905	507,790	507,918	507,847
2012	478,797	573,781	572,885	572,995
2013	438,034	562,046	562,074
2014	352,202	448,046
2015	122,696

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	—	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	(1)	—	—	—	—	—	—
2007	342	242	781	6,758	—	—	—	—	—
2008	307,292	318,690	313,031	313,800	313,814	313,938	313,834	313,834
2009	290,749	284,619	280,671	281,366	281,073	281,365	281,365
2010	247,764	279,822	280,010	279,903	280,008	280,008
2011	502,274	507,223	507,912	507,918	507,847
2012	558,221	576,502	572,905	572,995
2013	538,771	562,218	562,122
2014	429,278	448,867
2015	223,080

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	—	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—	—
2007	5,005	242	781	6,758	—	—	—	—	—
2008	333,301	318,696	313,031	313,800	313,814	313,938	313,834	313,834
2009	298,510	284,541	280,799	281,666	281,593	281,365	281,365
2010	305,084	280,331	280,408	280,166	280,008	280,008
2011	520,418	509,528	508,424	507,930	507,847
2012	581,327	576,834	573,376	572,995
2013	566,407	563,157	562,122
2014	451,676	451,845
2015	241,590

Diagonals as of 12/31

Exhibit 2, Page 2

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Insurance Agriculture	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2006	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2007	88.0%	4.3%	13.7%	118.8%	0.0%	0.0%	0.0%	0.0%	0.0%
2008	96.8%	92.5%	90.9%	91.1%	91.1%	91.1%	91.1%	91.1%
2009	90.0%	85.8%	84.7%	84.9%	84.9%	84.8%	84.8%
2010	76.7%	70.5%	70.5%	70.4%	70.4%	70.4%
2011	92.2%	90.2%	90.0%	90.0%	89.9%
2012	105.9%	105.1%	104.5%	104.4%
2013	98.8%	98.2%	98.0%
2014	95.8%	95.9%
2015	81.3%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	—	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—	—
2007	6,654	5,688	5,688	5,688	5,688	5,688	5,688	5,688	5,688
2008	344,455	344,458	344,458	344,458	344,458	344,458	344,458	344,458
2009	331,956	331,714	331,714	331,714	331,714	331,714	331,714
2010	397,885	397,885	397,885	397,885	397,885	397,885
2011	564,614	564,614	564,614	564,614	564,614
2012	548,873	548,873	548,873	548,873
2013	573,537	573,537	573,537
2014	471,402	471,402
2015	297,217

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2005 & Prior	—	—	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—	—		—
2007	5,005	(4,763)	539	5,977	(6,758)	—	—	—	—			(5,005)
2008	333,301	(14,605)	(5,665)	769	14	124	(103)	—				(19,466)
2009	298,510	(13,969)	(3,743)	867	(72)	(228)	—					(17,145)
2010	305,084	(24,753)	78	(242)	(158)	—						(25,076)
2011	520,418	(10,890)	(1,104)	(493)	(84)							(12,571)
2012	581,327	(4,493)	(3,458)	(381)								(8,331)
2013	566,407	(3,250)	(1,036)									(4,285)
2014	451,676	170										170
2015	241,590

Calendar Year	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	CY 2015	Total Development
	N/A	—	—	(4,763)	(14,066)	(13,656)	(34,484)	(9,931)	(5,788)	(7,691)	(1,330)	(91,711)

Diagonals as of 12/31

Exhibit 2, Page 3

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Insurance Casualty and Other Specialty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY - Including Montpelier Re Holdings Historical Experience

Gross
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	616,932	43,825	17	—	20,554	970	338	65,704	11%
2006	278,163	84,188	8,324	—	19,541	825	776	113,654	41%
2007	441,062	183,763	16,404	—	30,583	4,638	1,513	236,901	54%
2008	490,622	282,108	27,088	—	50,597	5,918	2,018	367,730	75%
2009	367,302	196,074	24,688	—	51,819	8,009	1,938	282,528	77%
2010	259,870	114,121	8,246	—	56,310	6,549	1,934	187,160	72%
2011	296,323	107,390	45,788	—	95,041	5,967	3,869	258,055	87%
2012	326,152	69,035	58,567	—	114,100	3,859	4,609	250,170	77%
2013	331,343	98,115	39,324	—	129,116	1,994	5,203	273,753	83%
2014	355,613	20,620	12,931	—	179,052	937	6,567	220,106	62%
2015	460,080	20,235	26,161	—	228,814	730	9,420	285,360	62%

Total	4,223,462	1,219,473	267,539	—	975,527	40,395	38,185	2,541,119	60%

Ceded
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	4,531	165	9	—	517	—	—	691	15%
2006	26,234	24,868	8,257	—	3,418	—	—	36,544	139%
2007	58,209	23,949	1,982	—	6,374	—	—	32,304	55%
2008	69,233	20,735	594	—	6,266	—	—	27,595	40%
2009	72,591	35,331	8,233	—	13,501	—	—	57,065	79%
2010	65,896	26,274	1,065	—	16,842	—	—	44,182	67%
2011	72,200	21,444	1,948	—	25,807	—	—	49,200	68%
2012	80,510	10,698	5,116	—	36,066	—	—	51,880	64%
2013	78,232	8,778	12,722	—	38,851	—	—	60,352	77%
2014	134,503	1,655	2,226	—	75,178	—	—	79,059	59%
2015	220,418	1,725	12,272	—	110,975	—	—	124,971	57%

Total	882,557	175,622	54,424	—	333,795	—	—	563,842	64%

Net
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	612,401	43,660	8	—	20,037	970	338	65,013	11%
2006	251,930	59,319	67	—	16,123	825	776	77,110	31%
2007	382,853	159,814	14,423	—	24,209	4,638	1,513	204,597	53%
2008	421,389	261,372	26,494	—	44,331	5,918	2,018	340,134	81%
2009	294,711	160,743	16,455	—	38,318	8,009	1,938	225,464	77%
2010	193,974	87,847	7,180	—	39,468	6,549	1,934	142,978	74%
2011	224,123	85,946	43,840	—	69,234	5,967	3,869	208,855	93%
2012	245,642	58,337	53,451	—	78,034	3,859	4,609	198,289	81%
2013	253,110	89,336	26,603	—	90,264	1,994	5,203	213,401	84%
2014	221,110	18,965	10,704	—	103,874	937	6,567	141,047	64%
2015	239,661	18,510	13,890	—	117,839	730	9,420	160,389	67%

Total	3,340,905	1,043,851	213,115	—	641,732	40,395	38,185	1,977,277	59%

Exhibit 3, Page 1

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Insurance Casualty and Other Specialty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	2,799	2,759	7,733	9,771	10,202	13,618	13,784	22,912	23,098	23,522	43,660
2006	374	13,425	18,540	48,059	51,006	53,183	56,208	57,119	58,788	59,319
2007	9,090	38,801	66,714	102,543	121,982	136,387	141,102	148,256	155,629
2008	36,194	81,836	127,199	161,974	190,814	227,930	243,863	248,841
2009	14,937	49,891	81,546	98,993	131,904	142,625	152,993
2010	727	3,310	25,486	62,025	79,885	84,266
2011	2,267	12,661	26,518	48,869	82,439
2012	3,042	14,784	29,434	46,872
2013	2,547	13,542	84,551
2014	2,612	15,608
2015	16,817

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	10,799	11,559	13,533	31,299	44,347	38,724	41,877	47,933	48,151	48,553	43,668
2006	7,766	45,262	38,508	50,905	53,126	58,784	61,216	59,041	59,078	59,386
2007	20,396	72,147	95,794	130,012	150,144	163,093	160,490	162,911	170,051
2008	90,358	140,737	212,061	245,881	271,133	265,787	274,455	275,195
2009	48,064	100,339	120,802	133,496	161,535	166,909	168,982
2010	20,736	61,824	73,195	89,428	89,602	90,196
2011	8,104	37,735	95,492	134,299	124,177
2012	10,098	59,171	78,636	90,334
2013	6,582	51,515	108,697
2014	5,452	23,627
2015	28,551

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	368,479	345,259	308,517	262,090	232,198	163,616	129,587	109,474	85,719	75,929	63,706
2006	182,604	187,680	158,038	146,432	125,047	110,755	104,582	86,771	78,585	75,509
2007	248,266	232,412	216,694	229,872	229,375	232,570	211,171	194,732	194,143
2008	278,040	282,811	327,696	352,718	350,848	335,119	329,186	318,138
2009	196,024	238,149	229,849	224,421	222,136	218,312	206,057
2010	146,525	175,147	173,404	170,068	156,542	129,162
2011	145,134	160,247	213,736	213,592	187,940
2012	159,236	168,607	168,754	162,713
2013	150,540	150,003	189,948
2014	106,790	110,236
2015	118,140

Diagonals as of 12/31

Exhibit 3, Page 2

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Insurance Casualty and Other Specialty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	62.5%	58.5%	52.3%	44.4%	39.4%	27.7%	22.0%	18.6%	14.5%	12.9%	10.8%
2006	76.8%	79.0%	66.5%	61.6%	52.6%	46.6%	44.0%	36.5%	33.1%	31.8%
2007	67.1%	62.8%	58.5%	62.1%	62.0%	62.8%	57.0%	52.6%	52.4%
2008	69.4%	70.6%	81.8%	88.0%	87.6%	83.6%	82.2%	79.4%
2009	70.1%	85.2%	82.2%	80.3%	79.5%	78.1%	73.7%
2010	80.8%	96.6%	95.6%	93.8%	86.3%	71.2%
2011	70.8%	78.2%	104.3%	104.2%	91.7%
2012	72.5%	76.8%	76.9%	74.1%
2013	67.3%	67.1%	85.0%
2014	57.5%	59.4%
2015	62.2%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	594,503	593,996	593,787	589,079	589,087	589,074	589,481	590,037	590,034	590,034	590,022
2006	263,198	265,026	238,353	238,159	238,571	237,547	237,761	237,659	237,653	237,621
2007	434,334	377,661	369,705	370,769	370,301	370,386	370,306	370,311	370,183
2008	410,339	400,908	400,519	400,538	400,785	400,649	400,673	400,691
2009	280,637	280,457	279,561	279,593	279,349	279,355	279,551
2010	181,698	181,330	181,324	181,088	181,088	181,351
2011	202,183	204,038	205,536	205,101	204,996
2012	212,149	221,762	220,732	219,585
2013	218,937	225,099	223,560
2014	186,014	185,595
2015	189,990

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2005 & Prior	368,479	(23,220)	(36,742)	(46,426)	(29,892)	(68,583)	(34,029)	(20,113)	(23,754)	(9,790)	(12,224)	(304,773)
2006	182,604	5,075	(29,642)	(11,606)	(21,385)	(14,292)	(6,173)	(17,810)	(8,187)	(3,076)		(107,095)
2007	248,266	(15,854)	(15,718)	13,178	(497)	3,195	(21,398)	(16,439)	(589)			(54,123)
2008	278,040	4,771	44,885	25,022	(1,870)	(15,729)	(5,933)	(11,047)				40,099
2009	196,024	42,126	(8,301)	(5,428)	(2,285)	(3,824)	(12,255)					10,033
2010	146,525	28,622	(1,743)	(3,336)	(13,526)	(27,380)						(17,363)
2011	145,134	15,113	53,489	(144)	(25,652)							42,806
2012	159,236	9,371	147	(6,041)								3,477
2013	150,540	(537)	39,945									39,408
2014	106,790	3,447										3,447
2015	118,140

Calendar Year	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	CY 2015	Total Development
	N/A	(23,220)	(31,667)	(91,922)	(52,445)	10,222	(3,475)	(17,020)	(21,453)	(58,232)	(54,873)	(344,085)

Diagonals as of 12/31

Exhibit 3, Page 3

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Insurance Professional Lines	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY - Including Montpelier Re Holdings Historical Experience

Gross
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	124,072	25,449	76	—	—	127	1	25,653	21%
2006	66,737	27,199	1	—	1,177	460	18	28,854	43%
2007	81,252	124,255	69	—	5,289	2,841	90	132,544	163%
2008	103,399	103,758	35,823	—	7,150	5,032	685	152,448	147%
2009	178,951	88,656	7,609	—	8,921	6,648	447	112,281	63%
2010	183,851	62,644	12,926	—	20,729	4,122	1,139	101,561	55%
2011	174,380	76,824	7,943	—	25,055	3,899	1,260	114,980	66%
2012	179,345	29,985	15,861	—	47,805	1,544	1,968	97,164	54%
2013	155,699	22,994	8,734	—	58,228	958	2,126	93,041	60%
2014	214,725	9,671	21,573	—	98,470	435	4,509	134,658	63%
2015	318,396	3,240	6,222	—	175,666	137	8,035	193,299	61%

Total	1,780,807	574,676	116,836	—	448,490	26,202	20,278	1,186,482	67%

Ceded
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	1,245	42	—	—	—	—	—	42	3%
2006	253	814	0	—	5	—	—	820	324%
2007	6,762	3,927	1	—	171	—	—	4,099	61%
2008	16,206	4,711	0	—	478	—	—	5,189	32%
2009	25,434	9,581	87	—	2,228	—	—	11,896	47%
2010	25,939	12,053	4,050	—	2,902	—	—	19,006	73%
2011	24,690	5,066	196	—	5,554	—	—	10,816	44%
2012	30,437	130	2,599	—	11,155	—	—	13,885	46%
2013	37,412	1,706	288	—	16,534	—	—	18,527	50%
2014	109,225	2,586	9,326	—	50,630	—	—	62,542	57%
2015	183,249	1,857	3,480	—	101,218	—	—	106,555	58%

Total	460,851	42,473	20,027	—	190,876	—	—	253,376	55%

Net
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	122,827	25,407	76	—	—	127	1	25,611	21%
2006	66,484	26,385	0	—	1,171	460	18	28,035	42%
2007	74,490	120,328	69	—	5,118	2,841	90	128,445	172%
2008	87,192	99,047	35,823	—	6,672	5,032	685	147,260	169%
2009	153,517	79,075	7,522	—	6,693	6,648	447	100,385	65%
2010	157,912	50,591	8,875	—	17,827	4,122	1,139	82,555	52%
2011	149,691	71,758	7,746	—	19,501	3,899	1,260	104,164	70%
2012	148,909	29,854	13,263	—	36,650	1,544	1,968	83,280	56%
2013	118,287	21,289	8,446	—	41,694	958	2,126	74,514	63%
2014	105,500	7,085	12,247	—	47,839	435	4,509	72,115	68%
2015	135,146	1,383	2,742	—	74,448	137	8,035	86,744	64%

Total	1,319,956	532,203	96,809	—	257,614	26,202	20,278	933,106	71%

Exhibit 4, Page 1

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Insurance Professional Lines	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	50	193	4,101	4,079	4,087	21,517	25,241	25,329	25,389	25,401	25,407
2006	17	29	30	49	148	592	16,008	16,310	16,363	26,385
2007	83	987	1,727	62,300	90,128	100,560	100,693	110,254	120,328
2008	54	1,915	14,041	15,893	16,618	49,016	72,594	98,786
2009	1,041	8,771	32,192	38,000	56,126	73,073	77,628
2010	1,924	16,014	27,557	36,986	47,463	49,460
2011	2,584	12,047	20,814	32,241	70,460
2012	2,581	12,574	21,263	28,834
2013	1,953	11,083	18,311
2014	748	3,993
2015	1,334

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	6,133	8,443	12,351	12,329	12,360	24,816	25,517	25,573	25,541	25,502	25,483
2006	1,517	29	61	133	168	16,096	16,358	16,355	26,396	26,385
2007	172	21,215	82,431	90,103	100,325	105,894	110,865	110,400	120,396
2008	456	5,542	36,281	58,120	77,703	100,846	119,461	134,609
2009	7,466	32,980	40,263	54,515	72,984	83,267	85,020
2010	11,242	28,684	35,915	45,600	57,462	58,185
2011	9,735	20,439	28,836	43,280	77,852
2012	7,459	22,674	37,365	41,899
2013	4,066	16,982	25,475
2014	1,763	15,005
2015	3,130

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	82,905	73,170	68,532	49,660	35,787	32,954	27,140	25,485	25,376	26,658	25,483
2006	49,925	42,890	36,206	24,236	18,487	28,229	19,531	17,694	27,956	27,557
2007	52,725	110,682	150,739	120,359	119,437	117,997	113,517	116,748	125,514
2008	63,426	62,143	83,302	88,337	96,891	109,528	127,937	141,281
2009	101,111	118,224	105,355	107,324	110,059	101,294	91,710
2010	108,049	106,899	103,470	94,722	83,262	75,907
2011	102,955	98,314	97,497	77,784	97,058
2012	99,616	99,647	99,047	77,055
2013	72,811	69,660	63,074
2014	58,399	59,473
2015	71,749

Diagonals as of 12/31

Exhibit 4, Page 2

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Insurance Professional Lines	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	67.5%	59.6%	55.8%	40.4%	29.1%	26.8%	22.1%	20.7%	20.7%	21.7%	20.7%
2006	75.1%	64.5%	54.5%	36.5%	27.8%	42.5%	29.4%	26.6%	42.0%	41.4%
2007	70.8%	148.6%	202.4%	161.6%	160.3%	158.4%	152.4%	156.7%	168.5%
2008	72.8%	71.4%	95.7%	101.4%	111.3%	125.8%	146.9%	162.2%
2009	66.8%	78.1%	69.6%	70.9%	72.7%	66.9%	60.6%
2010	69.8%	69.1%	66.9%	61.2%	53.8%	49.0%
2011	70.7%	67.5%	67.0%	53.4%	66.7%
2012	70.4%	70.4%	70.0%	54.5%
2013	67.4%	64.5%	58.4%
2014	60.0%	61.2%
2015	58.5%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	123,863	124,072	124,072	122,827	122,827	122,827	122,827	122,827	122,827	122,827	122,827
2006	66,633	66,737	66,485	66,485	66,484	66,485	66,485	66,485	66,485	66,484
2007	81,019	74,286	74,501	74,490	74,499	74,500	74,500	74,500	74,490
2008	86,252	87,227	87,183	87,201	87,214	87,092	87,092	87,083
2009	151,186	151,517	151,517	151,500	151,424	151,425	151,426
2010	155,121	154,858	154,881	154,752	154,753	154,764
2011	145,194	145,371	145,584	145,626	145,588
2012	141,517	141,579	141,614	141,483
2013	108,302	108,208	108,037
2014	97,998	97,253
2015	122,591

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2005 & Prior	82,905	(9,736)	(4,638)	(18,872)	(13,873)	(2,833)	(5,814)	(1,654)	(110)	1,282	(1,175)	(57,423)
2006	49,925	(7,035)	(6,684)	(11,970)	(5,749)	9,742	(8,698)	(1,837)	10,262	(399)		(22,368)
2007	52,725	57,957	40,057	(30,380)	(922)	(1,440)	(4,480)	3,231	8,767			72,789
2008	63,426	(1,283)	21,160	5,034	8,555	12,637	18,408	13,344				77,855
2009	101,111	17,113	(12,869)	1,969	2,735	(8,764)	(9,585)					(9,401)
2010	108,049	(1,150)	(3,429)	(8,748)	(11,460)	(7,355)						(32,142)
2011	102,955	(4,641)	(818)	(19,712)	19,273							(5,897)
2012	99,616	31	(600)	(21,992)								(22,562)
2013	72,811	(3,151)	(6,586)									(9,737)
2014	58,399	1,074										1,074
2015	71,749

Calendar Year	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	CY 2015	0
	N/A	(9,736)	(11,673)	32,401	12,930	(689)	(5,979)	(9,339)	(589)	(10,505)	(4,634)	(7,813)

Diagonals as of 12/31

Exhibit 4, Page 3

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Insurance Property, Marine/Energy, and Aviation	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY - Including Montpelier Re Holdings Historical Experience

Gross
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	568,772	311,655	—	—	—	425	—	312,080	55%
2006	209,052	52,877	—	—	2	181	0	53,060	25%
2007	210,226	50,561	10	—	0	948	0	51,520	25%
2008	185,650	88,073	260	—	17	1,613	2	89,965	48%
2009	210,357	22,300	273	—	159	1,409	5	24,146	11%
2010	241,395	44,501	1,068	—	593	1,386	17	47,565	20%
2011	260,459	137,055	22,259	—	1,868	3,800	93	165,075	63%
2012	234,702	127,868	6,694	—	16,039	1,872	60	152,533	65%
2013	234,030	71,684	10,269	—	9,343	774	138	92,209	39%
2014	297,939	65,304	35,137	—	28,369	1,631	687	131,128	44%
2015	440,101	70,823	149,736	—	62,646	2,578	3,128	288,910	66%

Total	3,092,683	1,042,701	225,705	—	119,036	16,618	4,130	1,408,191	46%

Ceded
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	12,593	17,756	—	—	—	—	—	17,756	141%
2006	72,394	1,067	—	—	—	—	—	1,067	1%
2007	104,424	14,097	—	—	—	—	—	14,097	14%
2008	63,594	8,135	0	—	0	—	—	8,136	13%
2009	68,691	1,674	4	10	53	—	—	1,741	3%
2010	56,616	3,758	14	—	126	—	—	3,899	7%
2011	63,779	16,527	9,117	—	246	—	—	25,890	41%
2012	53,924	24,156	3,193	—	2,088	—	—	29,438	55%
2013	46,805	4,358	28	—	791	—	—	5,176	11%
2014	72,281	4,884	3,370	—	3,613	—	—	11,867	16%
2015	163,770	17,831	66,135	—	10,852	—	—	94,818	58%

Total	778,870	114,244	81,861	10	17,769	—	—	213,885	27%

Net
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	556,179	293,899	—	—	—	425	—	294,324	53%
2006	136,658	51,809	—	—	2	181	0	51,993	38%
2007	105,802	36,464	10	—	0	948	0	37,422	35%
2008	122,056	79,938	260	—	16	1,613	2	81,829	67%
2009	141,667	20,626	269	(10)	106	1,409	5	22,405	16%
2010	184,780	40,743	1,054	—	467	1,386	17	43,666	24%
2011	196,680	120,528	13,141	—	1,622	3,800	93	139,185	71%
2012	180,778	103,712	3,501	—	13,950	1,872	60	123,095	68%
2013	187,225	67,326	10,241	—	8,553	774	138	87,032	46%
2014	225,658	60,420	31,767	—	24,756	1,631	687	119,261	53%
2015	276,331	52,991	83,601	—	51,794	2,578	3,128	194,092	70%

Total	2,313,814	928,457	143,844	(10)	101,267	16,618	4,130	1,194,306	52%

Exhibit 5, Page 1

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Insurance Property, Marine/Energy, and Aviation	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	63,025	137,057	189,630	207,911	209,267	210,323	210,699	211,251	210,241	209,152	209,152
2006	9,197	25,114	33,937	34,471	34,534	34,698	34,886	34,924	34,924	34,923
2007	11,405	23,081	24,782	24,794	25,423	25,436	25,437	25,421	25,445
2008	10,725	22,623	26,241	27,115	28,895	28,957	29,007	28,982
2009	11,064	14,572	15,122	14,796	14,811	14,892	14,882
2010	5,435	11,066	11,936	12,076	12,230	12,271
2011	8,701	20,936	22,908	25,969	27,501
2012	8,404	34,210	34,525	44,997
2013	2,861	7,265	8,439
2014	11,357	22,124
2015	26,869

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	213,336	237,629	231,632	226,389	219,399	211,734	211,473	211,339	210,257	209,152	209,152
2006	38,852	36,402	35,134	35,349	34,823	34,799	34,914	34,938	34,931	34,923
2007	31,043	30,360	25,628	25,059	25,512	25,481	25,460	25,458	25,455
2008	33,252	29,217	28,660	29,639	29,116	29,006	29,016	28,982
2009	18,217	16,669	16,302	15,029	14,839	14,918	14,889
2010	12,168	12,343	12,498	12,555	12,475	12,288
2011	29,399	32,195	29,937	29,515	29,573
2012	44,571	45,086	45,022	45,092
2013	5,454	8,381	8,639
2014	23,473	25,188
2015	62,033

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	247,906	230,745	226,364	231,087	223,945	217,320	212,379	211,992	211,510	209,178	209,152
2006	30,084	18,661	37,073	37,243	36,990	35,450	35,255	35,175	35,146	34,925
2007	13,259	33,861	26,565	25,753	25,861	25,626	25,940	25,425	25,455
2008	46,985	32,039	29,909	30,741	30,278	30,336	30,039	28,996
2009	29,604	18,133	17,012	15,504	15,312	14,899	14,936
2010	26,069	14,809	13,499	12,726	12,637	12,448
2011	44,785	35,089	30,815	29,757	29,660
2012	52,096	46,082	45,224	45,169
2013	12,417	8,905	9,100
2014	32,763	30,509
2015	77,584

Diagonals as of 12/31

Exhibit 5, Page 2

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Insurance Property, Marine/Energy, and Aviation	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	86.7%	80.7%	79.2%	80.8%	78.3%	76.0%	74.3%	74.1%	74.0%	73.1%	73.1%
2006	49.4%	30.6%	60.8%	61.1%	60.7%	58.2%	57.9%	57.7%	57.7%	57.3%
2007	36.1%	92.3%	72.4%	70.2%	70.5%	69.8%	70.7%	69.3%	69.4%
2008	68.2%	46.5%	43.4%	44.6%	43.9%	44.0%	43.6%	42.1%
2009	40.2%	24.6%	23.1%	21.0%	20.8%	20.2%	20.3%
2010	30.1%	17.1%	15.6%	14.7%	14.6%	14.3%
2011	61.7%	48.4%	42.5%	41.0%	40.9%
2012	108.8%	96.2%	94.4%	94.3%
2013	28.5%	20.5%	20.9%
2014	49.0%	45.7%
2015	65.5%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	298,341	298,145	297,991	285,846	286,049	285,865	285,839	285,921	285,921	285,936	285,973
2006	133,385	132,761	60,752	60,824	60,510	60,135	60,554	60,539	60,557	60,930
2007	140,018	33,506	35,850	36,605	36,930	36,970	36,992	37,011	36,689
2008	65,766	69,397	69,230	68,323	68,293	68,301	68,302	68,893
2009	73,745	73,729	74,467	74,364	74,365	74,366	73,666
2010	86,661	86,783	86,739	86,729	86,730	86,746
2011	72,710	72,613	72,573	72,565	72,555
2012	48,007	47,917	47,896	47,897
2013	43,655	43,583	43,539
2014	68,902	66,813
2015	118,520

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2005 & Prior	247,906	(17,160)	(4,382)	4,723	(7,142)	(6,625)	(4,941)	(386)	(483)	(2,332)	(26)	(38,754)
2006	30,084	(11,423)	18,412	170	(253)	(1,540)	(195)	(81)	(28)	(221)		4,841
2007	13,259	20,602	(7,296)	(812)	108	(235)	313	(515)	30			12,196
2008	46,985	(14,946)	(2,130)	832	(463)	58	(297)	(1,042)				(17,988)
2009	29,604	(11,470)	(1,122)	(1,508)	(193)	(413)	37					(14,667)
2010	26,069	(11,260)	(1,310)	(773)	(89)	(190)						(13,622)
2011	44,785	(9,695)	(4,274)	(1,057)	(97)							(15,125)
2012	52,096	(6,014)	(859)	(55)								(6,927)
2013	12,417	(3,512)	196									(3,317)
2014	32,763	(2,254)										(2,254)
2015	77,584

Calendar Year	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	CY 2015	Total Development
	N/A	(17,160)	(15,805)	43,737	(29,213)	(21,291)	(17,923)	(13,792)	(11,445)	(9,102)	(3,623)	(95,617)

Diagonals as of 12/31

Exhibit 5, Page 3

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Reinsurance Catastrophe	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY - Including Montpelier Re Holdings Historical Experience

Gross
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2005 & Prior	1,994,397	1,653,104	1,851	—	432	1,099	7	1,656,493	83%
2006	554,825	29,275	57	—	61	10	2	29,405	5%
2007	656,122	106,537	308	—	290	1,142	5	108,281	17%
2008	657,343	393,002	383	855	1,695	5,757	21	401,714	61%
2009	625,598	59,658	620	—	995	429	16	61,718	10%
2010	626,381	196,345	26,400	92	2,506	169	171	225,683	36%
2011	641,773	637,829	8,891	1,629	9,558	245	164	658,315	103%
2012	704,879	159,901	7,446	4,792	12,541	100	219	184,998	26%
2013	680,845	124,364	18,240	468	6,399	305	309	150,085	22%
2014	615,320	138,047	16,896	236	13,240	271	211	168,900	27%
2015	571,687	25,235	19,936	—	31,644	2	514	77,331	14%

Total	8,329,169	3,523,297	101,028	8,071	79,359	9,530	1,639	3,722,924	45%

Ceded
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2005 & Prior	43,354	179,676	1,676	—	—	—	—	181,352	418%
2006	3,943	825	(1)	—	—	—	—	824	21%
2007	16,368	4,048	16	—	—	—	—	4,064	25%
2008	15,696	14,196	437	—	13	—	—	14,646	93%
2009	9,651	—	—	—	—	—	—	—	0%
2010	22,059	0	—	—	2	—	—	3	0%
2011	111,355	20,614	519	79	232	—	—	21,443	19%
2012	132,255	25,723	562	390	1,437	—	—	28,112	21%
2013	124,039	17,131	2,275	56	606	—	—	20,068	16%
2014	170,966	29,814	3,344	34	2,845	—	—	36,037	21%
2015	197,852	6,181	5,175	—	9,925	—	—	21,281	11%

Total	847,538	298,209	14,001	559	15,060	—	—	327,830	39%

Net
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2005 & Prior	1,951,043	1,473,428	175	—	432	1,099	7	1,475,141	76%
2006	550,882	28,450	58	—	61	10	2	28,580	5%
2007	639,755	102,489	292	—	290	1,142	5	104,218	16%
2008	641,646	378,806	(53)	855	1,682	5,757	21	387,068	60%
2009	615,947	59,658	620	—	995	429	16	61,718	10%
2010	604,322	196,345	26,400	92	2,503	169	171	225,680	37%
2011	530,418	617,214	8,372	1,550	9,326	245	164	636,872	120%
2012	572,624	134,178	6,885	4,401	11,104	100	219	156,886	27%
2013	556,806	107,233	15,965	412	5,793	305	309	130,017	23%
2014	444,354	108,232	13,552	202	10,395	271	211	132,863	30%
2015	373,835	19,054	14,761	—	21,719	2	514	56,051	15%

Total	7,481,632	3,225,088	87,027	7,512	64,299	9,530	1,639	3,395,094	45%

Exhibit 6, Page 1

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Reinsurance Catastrophe	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	255,693	398,036	459,940	472,885	487,940	480,549	479,299	479,849	485,106	485,723	494,651
2006	8,782	15,209	20,540	20,936	29,014	29,092	29,121	29,127	29,129	21,341
2007	17,663	48,889	50,864	51,721	51,976	52,082	52,244	52,280	52,302
2008	78,313	129,080	154,096	167,900	183,949	187,050	187,335	187,475
2009	13,885	23,940	27,068	28,048	28,248	28,325	28,443
2010	19,498	43,931	55,421	63,053	69,542	71,581
2011	176,136	283,557	329,699	343,983	346,257
2012	39,844	69,952	82,734	87,936
2013	22,343	69,128	85,224
2014	11,119	37,278
2015	10,845

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132

2005 & Prior	431,496	513,116	513,547	501,546	499,644	487,672	484,789	483,107	486,343	486,677	495,126
2006	9,752	16,284	21,280	21,060	29,376	29,298	29,242	29,226	29,219	21,390
2007	58,366	61,528	55,550	54,974	53,675	52,826	52,632	52,408	52,374
2008	143,156	164,069	181,985	185,304	187,980	187,881	187,924	188,481
2009	29,662	30,559	29,917	29,580	29,221	29,010	28,772
2010	44,733	61,586	84,178	82,681	83,393	81,072
2011	334,662	362,385	359,626	356,698	353,757
2012	115,521	100,231	97,202	96,700
2013	95,145	105,999	100,286
2014	44,696	45,384
2015	22,862

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132

2005 & Prior	489,776	516,250	506,404	522,789	521,545	507,760	504,986	491,455	494,673	486,782	495,127
2006	47,634	28,487	28,827	29,034	37,248	34,028	33,723	33,707	29,343	21,450
2007	92,337	72,378	59,767	58,822	57,247	56,348	56,154	52,866	52,663
2008	198,535	185,436	189,892	191,617	191,224	190,365	188,554	188,881
2009	51,759	38,969	32,311	31,621	31,278	30,119	29,486
2010	132,202	88,361	87,289	85,202	85,115	82,182
2011	384,116	378,036	361,807	359,539	355,529
2012	154,902	114,027	103,573	100,390
2013	133,564	113,165	103,539
2014	58,306	48,676
2015	39,249

Diagonals as of 12/31

Exhibit 6, Page 2

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Reinsurance Catastrophe	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132

2005 & Prior	56.3%	59.4%	58.2%	60.1%	60.0%	58.4%	58.1%	56.5%	56.9%	56.0%	56.9%
2006	16.8%	10.1%	10.2%	10.2%	13.1%	12.0%	11.9%	11.9%	10.4%	7.6%
2007	29.7%	23.3%	19.2%	18.9%	18.4%	18.1%	18.1%	17.0%	17.0%
2008	65.2%	60.9%	62.4%	62.9%	62.8%	62.5%	61.9%	62.0%
2009	17.1%	12.8%	10.7%	10.4%	10.3%	9.9%	9.7%
2010	43.0%	28.7%	28.4%	27.7%	27.7%	26.7%
2011	115.1%	113.3%	108.5%	107.8%	106.6%
2012	45.3%	33.3%	30.3%	29.3%
2013	42.5%	36.0%	33.0%
2014	22.8%	19.0%
2015	18.5%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	945,096	922,800	917,573	872,007	870,310	870,110	870,160	870,407	870,557	869,674	869,746
2006	284,722	288,095	283,496	283,408	283,334	283,295	283,701	283,746	283,303	283,302
2007	338,498	311,809	311,019	310,838	310,813	310,863	310,858	310,590	310,588
2008	314,461	307,623	306,272	305,483	304,709	304,541	304,401	304,407
2009	306,075	305,524	304,208	303,688	303,526	303,446	303,368
2010	318,733	311,419	308,199	307,833	307,877	307,751
2011	340,161	336,336	334,367	334,342	333,591
2012	353,367	344,673	342,952	342,215
2013	316,581	313,785	314,065
2014	257,369	256,129
2015	211,817

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2005 & Prior	489,776	26,474	(9,847)	16,385	(1,244)	(13,785)	(2,774)	(13,530)	3,218	(7,891)	8,345	5,351
2006	47,634	(19,147)	340	207	8,214	(3,220)	(306)	(16)	(4,364)	(7,893)		(26,184)
2007	92,337	(19,959)	(12,611)	(945)	(1,575)	(899)	(193)	(3,289)	(202)			(39,673)
2008	198,535	(13,099)	4,456	1,726	(393)	(859)	(1,811)	327				(9,654)
2009	51,759	(12,790)	(6,658)	(690)	(343)	(1,159)	(632)					(22,273)
2010	132,202	(43,840)	(1,072)	(2,088)	(86)	(2,934)						(50,020)
2011	384,116	(6,080)	(16,229)	(2,269)	(4,010)							(28,588)
2012	154,902	(40,875)	(10,453)	(3,184)								(54,512)
2013	133,564	(20,399)	(9,626)									(30,025)
2014	58,306	(9,630)										(9,630)
2015	39,249

Calendar Year	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	CY 2015	Total Development
	N/A	26,474	(28,994)	(3,234)	(26,746)	(14,850)	(56,342)	(22,971)	(57,384)	(51,722)	(29,440)	(265,208)

Diagonals as of 12/31

Exhibit 6, Page 3

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Reinsurance Property	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

ITD SUMMARY – Including Montpelier Re Holdings Historical Experience

Gross
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	2,358,247	1,808,269	4,277	—	—	690	61	1,813,298	77%
2006	566,909	206,108	1,083	—	—	(92)	14	207,113	37%
2007	343,462	121,565	894	150	188	370	10	123,178	36%
2008	295,461	126,320	1,757	190	76	1,085	15	129,444	44%
2009	323,633	107,199	4,153	—	438	1,155	22	112,966	35%
2010	342,691	168,945	6,745	12	858	1,737	78	178,376	52%
2011	340,683	321,449	10,207	201	3,612	2,064	105	337,638	99%
2012	393,862	224,032	23,217	71	4,264	1,601	206	253,392	64%
2013	429,918	161,981	31,125	(20)	12,593	1,491	533	207,703	48%
2014	372,779	132,153	56,585	—	27,182	1,196	985	218,101	59%
2015	311,096	35,417	88,406	—	59,054	141	1,832	184,849	59%

Total	6,078,742	3,413,439	228,449	603	108,265	11,438	3,862	3,766,057	62%

Ceded
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	658	225,633	(1,514)	—	—	—	—	224,119	34056%
2006	1,986	683	(18)	—	—	—	—	665	34%
2007	3,679	1,348	(90)	—	—	—	—	1,258	34%
2008	1,221	1,461	122	—	0	—	—	1,583	130%
2009	445	1,154	10	—	57	—	—	1,221	274%
2010	5,285	976	—	—	10	—	—	986	19%
2011	8,309	653	—	—	49	—	—	702	8%
2012	1,056	90	—	—	8	—	—	98	9%
2013	4,168	—	—	—	1	—	—	1	0%
2014	1,628	—	—	—	0	—	—	0	0%
2015	2,191	6	119	—	618	—	—	743	34%

Total	30,625	232,004	(1,371)	—	743	—	—	231,376	756%

Net
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	2,357,589	1,582,637	5,791	—	—	690	61	1,589,179	67%
2006	564,923	205,425	1,101	—	—	(92)	14	206,448	37%
2007	339,783	120,217	984	150	188	370	10	121,920	36%
2008	294,240	124,858	1,636	190	76	1,085	15	127,861	43%
2009	323,188	106,045	4,143	—	381	1,155	22	111,745	35%
2010	337,407	167,969	6,745	12	847	1,737	78	177,389	53%
2011	332,374	320,797	10,207	201	3,563	2,064	105	336,936	101%
2012	392,806	223,942	23,217	71	4,256	1,601	206	253,294	64%
2013	425,750	161,981	31,125	(20)	12,593	1,491	533	207,702	49%
2014	371,151	132,153	56,585	—	27,182	1,196	985	218,101	59%
2015	308,905	35,411	88,287	—	58,436	141	1,832	184,106	60%

Total	6,048,117	3,181,436	229,820	603	107,522	11,438	3,862	3,534,681	58%

Exhibit 7, Page 1

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Reinsurance Property	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	393,188	643,066	777,580	832,507	862,290	870,215	877,044	882,843	891,795	892,473	895,127
2006	28,704	104,159	135,146	149,778	155,390	159,169	160,103	160,042	159,073	158,540
2007	15,898	55,284	73,121	81,457	82,529	82,858	83,478	83,604	83,473
2008	12,950	62,024	76,896	81,282	82,511	87,842	87,475	85,069
2009	14,508	49,153	59,308	63,591	65,333	64,680	64,791
2010	24,515	84,010	101,332	108,447	111,041	114,912
2011	49,901	153,865	227,692	240,780	243,746
2012	29,230	127,264	163,911	180,597
2013	31,139	107,616	134,700
2014	34,013	107,818
2015	23,920

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	713,028	887,799	912,836	911,954	905,259	893,164	893,564	896,475	900,240	898,165	899,219
2006	93,355	137,894	147,536	159,877	162,868	163,519	162,633	161,336	159,914	159,489
2007	36,399	87,061	84,924	84,155	84,409	84,078	84,517	84,604	84,169
2008	64,605	87,375	88,808	88,703	87,723	88,946	88,432	85,915
2009	34,896	65,671	67,343	67,436	66,949	65,769	65,542
2010	77,111	122,354	123,151	115,954	116,752	118,871
2011	137,171	263,511	257,537	251,097	248,240
2012	151,314	193,851	194,141	189,617
2013	108,821	163,026	159,258
2014	100,763	152,082
2015	100,151

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	947,978	923,588	923,848	912,274	906,224	895,404	896,081	898,038	901,708	900,682	899,219
2006	177,009	152,746	151,925	162,164	164,490	165,098	163,925	161,835	160,431	159,489
2007	87,341	94,403	86,720	85,546	84,642	84,028	84,501	84,634	84,170
2008	106,604	98,865	90,750	89,261	88,085	88,908	88,430	85,915
2009	94,477	76,689	69,308	68,411	67,096	65,859	65,638
2010	142,483	150,281	125,650	117,611	116,784	119,121
2011	271,695	288,997	265,340	251,841	248,754
2012	250,821	213,603	196,708	190,209
2013	195,332	186,551	166,158
2014	154,836	167,135
2015	141,398

Diagonals as of 12/31

Exhibit 7, Page 2

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Reinsurance Property	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	74.0%	72.1%	72.1%	71.2%	70.7%	69.9%	70.0%	70.1%	70.4%	70.3%	70.2%
2006	51.7%	44.7%	44.4%	47.4%	48.1%	48.3%	47.9%	47.3%	46.9%	46.6%
2007	41.8%	45.2%	41.5%	40.9%	40.5%	40.2%	40.4%	40.5%	40.3%
2008	57.7%	53.6%	49.2%	48.3%	47.7%	48.2%	47.9%	46.5%
2009	47.7%	38.7%	35.0%	34.5%	33.9%	33.3%	33.1%
2010	62.8%	66.2%	55.4%	51.8%	51.4%	52.5%
2011	110.8%	117.8%	108.2%	102.7%	101.4%
2012	82.4%	70.2%	64.7%	62.5%
2013	56.4%	53.9%	48.0%
2014	53.0%	57.2%
2015	59.9%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	1,246,803	1,265,443	1,278,987	1,283,299	1,282,688	1,283,211	1,281,471	1,281,253	1,281,162	1,281,016	1,281,000
2006	323,811	338,606	341,903	342,219	342,220	342,312	342,309	342,334	342,085	342,067
2007	202,605	209,594	209,046	209,481	209,315	209,236	209,151	209,049	209,028
2008	175,756	184,390	184,761	184,733	184,719	184,698	184,624	184,620
2009	199,263	198,553	198,368	198,198	198,128	198,049	198,031
2010	222,817	227,391	227,326	227,203	227,073	226,996
2011	240,325	245,908	245,094	245,297	245,235
2012	296,991	305,357	304,850	304,238
2013	350,886	351,775	346,239
2014	295,040	292,146
2015	236,150

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2005 & Prior	947,978	(24,390)	260	(11,573)	(6,051)	(10,820)	677	1,958	3,670	(1,026)	(1,463)	(48,759)
2006	177,009	(24,263)	(821)	10,239	2,326	608	(1,173)	(2,089)	(1,404)	(942)		(17,520)
2007	87,341	7,062	(7,683)	(1,174)	(904)	(614)	474	133	(464)			(3,171)
2008	106,604	(7,739)	(8,115)	(1,489)	(1,176)	823	(478)	(2,514)				(20,689)
2009	94,477	(17,789)	(7,381)	(897)	(1,315)	(1,237)	(221)					(28,839)
2010	142,483	7,798	(24,631)	(8,038)	(827)	2,337						(23,362)
2011	271,695	17,301	(23,656)	(13,499)	(3,088)							(22,942)
2012	250,821	(37,217)	(16,896)	(6,499)								(60,612)
2013	195,332	(8,781)	(20,394)									(29,175)
2014	154,836	12,299										12,299
2015	141,398

Calendar Year	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	CY 2015	Total Development
	N/A	(24,390)	(24,002)	(5,333)	(11,234)	(35,571)	(692)	(9,233)	(67,349)	(44,016)	(20,949)	(242,769)

Diagonals as of 12/31

Exhibit 7, Page 3

Valuation Date: December 31, 2015	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4739 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Casualty

ITD SUMMARY - Including Montpelier Re Holdings Historical Experience

Gross
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	1,084,519	534,848	33,282	3,212	70,518	531	1,556	643,947	59%
2006	381,632	135,775	14,886	1,224	20,924	790	543	174,142	46%
2007	206,039	97,896	11,953	2,685	18,644	1,186	473	132,837	64%
2008	161,344	72,147	10,705	(55)	13,849	1,157	346	98,150	61%
2009	173,212	80,774	15,986	882	24,192	1,324	558	123,715	71%
2010	226,560	109,160	17,691	3,659	34,188	1,734	680	167,112	74%
2011	249,292	120,541	27,333	4,133	47,938	851	992	201,788	81%
2012	258,999	86,306	28,557	2,025	62,056	1,080	1,166	181,189	70%
2013	241,824	53,181	33,524	2,919	78,933	1,179	1,657	171,394	71%
2014	197,446	34,952	25,804	1,584	60,028	399	1,208	123,975	63%
2015	175,795	13,460	12,195	—	93,848	78	1,473	121,054	69%

Total	3,356,661	1,339,041	231,918	22,267	525,119	10,308	10,652	2,139,304	64%

Ceded
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	8,948	4,727	69	—	133	—	—	4,930	55%
2006	4,214	133	—	—	96	—	—	229	5%
2007	214	2,215	—	—	2	—	—	2,217	1035%
2008	350	1,942	—	—	—	—	—	1,942	555%
2009	1,225	2,394	20	—	320	—	—	2,734	223%
2010	3,162	1,304	—	—	293	—	—	1,598	51%
2011	2,982	775	—	—	491	—	—	1,266	42%
2012	1,625	99	—	—	70	—	—	169	10%
2013	1,406	—	—	—	—	—	—	—	0%
2014	1,502	—	—	—	—	—	—	—	0%
2015	—	—	—	—	—	—	—	—	0%

Total	25,628	13,590	89	—	1,406	—	—	15,085	59%

Net
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	1,075,571	530,121	33,213	3,212	70,385	531	1,556	639,018	59%
2006	377,418	135,643	14,886	1,224	20,828	790	543	173,913	46%
2007	205,825	95,681	11,953	2,685	18,642	1,186	473	130,620	63%
2008	160,994	70,205	10,705	(55)	13,849	1,157	346	96,208	60%
2009	171,986	78,380	15,965	882	23,872	1,324	558	120,981	70%
2010	223,398	107,856	17,691	3,659	33,894	1,734	680	165,514	74%
2011	246,310	119,765	27,333	4,133	47,447	851	992	200,522	81%
2012	257,373	86,206	28,557	2,025	61,986	1,080	1,166	181,020	70%
2013	240,418	53,181	33,524	2,919	78,933	1,179	1,657	171,394	71%
2014	195,944	34,952	25,804	1,584	60,028	399	1,208	123,975	63%
2015	175,795	13,460	12,195	—	93,848	78	1,473	121,054	69%

Total	3,331,033	1,325,451	231,829	22,267	523,713	10,308	10,652	2,124,219	64%

Exhibit 8, Page 1

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Reinsurance Casualty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	88,771	171,430	226,369	289,375	343,198	372,586	402,203	416,630	430,356	441,489	459,566
2006	9,252	40,512	60,153	75,412	89,467	102,392	113,262	121,029	126,519	117,711
2007	4,855	16,557	26,530	38,656	53,866	61,835	68,922	77,095	83,345
2008	2,185	11,096	23,935	33,668	41,641	48,525	57,585	62,946
2009	2,484	16,605	26,788	44,327	54,098	61,487	68,731
2010	10,029	31,034	49,548	62,273	71,477	84,737
2011	17,142	45,174	64,110	78,140	89,765
2012	21,030	46,791	63,306	77,344
2013	13,236	31,681	52,486
2014	9,618	33,372
2015	9,211

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	207,767	322,900	374,001	418,278	453,089	446,474	460,972	472,024	481,246	481,252	494,292
2006	21,421	70,970	89,546	110,708	119,808	131,413	138,091	140,338	144,313	133,789
2007	15,937	35,476	54,368	67,172	76,830	85,393	89,356	93,028	97,421
2008	8,460	27,580	43,658	52,949	59,527	65,760	71,269	73,563
2009	11,050	37,563	50,185	67,270	77,221	83,207	84,659
2010	26,360	62,215	80,454	91,259	96,216	102,050
2011	34,767	79,854	95,814	106,808	116,309
2012	37,597	74,837	91,060	101,436
2013	38,697	73,497	87,879
2014	29,046	60,515
2015	21,357

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	601,640	608,239	607,809	613,804	610,680	591,292	585,785	572,159	564,566	560,039	563,086
2006	185,719	190,589	180,714	180,221	174,207	174,375	171,280	169,245	169,397	153,790
2007	106,936	108,404	108,797	116,595	116,539	115,805	111,139	112,075	114,846
2008	88,190	88,629	95,450	94,338	89,156	86,883	87,134	86,034
2009	93,582	103,921	102,949	109,131	111,980	109,113	105,920
2010	140,645	148,276	145,231	141,592	138,818	130,074
2011	149,203	156,643	160,587	159,805	155,927
2012	162,854	166,036	163,658	155,059
2013	169,180	163,713	162,855
2014	113,103	113,619
2015	107,227

Diagonals as of 12/31

Exhibit 8, Page 2

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Reinsurance Casualty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	64.8%	65.5%	65.4%	66.1%	65.8%	63.7%	63.1%	61.6%	60.8%	60.3%	60.6%
2006	57.1%	58.6%	55.6%	55.4%	53.6%	53.6%	52.7%	52.0%	52.1%	47.3%
2007	62.0%	62.9%	63.1%	67.6%	67.6%	67.2%	64.5%	65.0%	66.6%
2008	66.7%	67.0%	72.2%	71.3%	67.4%	65.7%	65.9%	65.0%
2009	69.5%	77.1%	76.4%	81.0%	83.1%	81.0%	78.6%
2010	80.3%	84.7%	82.9%	80.8%	79.3%	74.3%
2011	77.6%	81.5%	83.5%	83.1%	81.1%
2012	75.7%	77.2%	76.1%	72.1%
2013	76.0%	73.5%	73.1%
2014	64.2%	64.5%
2015	67.8%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	918,332	939,807	939,423	927,291	930,540	929,229	929,279	930,126	930,554	928,702	928,786
2006	322,415	330,428	324,529	325,822	324,853	324,791	324,938	325,228	325,212	325,271
2007	177,152	171,479	171,088	172,442	172,191	172,249	172,401	172,393	172,406
2008	134,186	131,136	131,692	131,972	132,174	132,271	132,302	132,287
2009	133,356	133,562	134,342	134,672	134,770	134,850	134,739
2010	173,990	175,141	175,627	175,226	175,271	175,146
2011	190,321	194,610	192,399	191,866	192,236
2012	214,129	214,290	214,567	215,176
2013	223,648	222,325	222,673
2014	178,145	176,132
2015	158,145

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2005 & Prior	601,640	6,599	(430)	5,996	(3,124)	(19,389)	(5,507)	(13,626)	(7,593)	(4,526)	3,047	(38,554)
2006	185,719	4,871	(9,875)	(493)	(6,014)	167	(3,095)	(2,035)	152	(15,608)		(31,929)
2007	106,936	1,468	393	7,798	(56)	(734)	(4,666)	935	2,771			7,910
2008	88,190	438	6,821	(1,112)	(5,182)	(2,273)	251	(1,100)				(2,157)
2009	93,582	10,339	(972)	6,182	2,849	(2,867)	(3,193)					12,338
2010	140,645	7,631	(3,045)	(3,639)	(2,775)	(8,744)						(10,571)
2011	149,203	7,440	3,944	(783)	(3,878)							6,724
2012	162,854	3,182	(2,377)	(8,599)								(7,794)
2013	169,180	(5,467)	(858)									(6,325)
2014	113,103	516										516
2015	107,227

Calendar Year	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	CY 2015	Total Development
	N/A	6,599	4,441	(2,412)	(2,786)	(444)	152	(12,060)	(10,230)	(17,457)	(35,645)	(69,842)

Diagonals as of 12/31

Exhibit 8, Page 3

Valuation Date: December 31, 2015	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4739 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Professional

ITD SUMMARY - Including Montpelier Re Holdings Historical Experience

Gross
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	236,414	85,694	3,593	550	4,237	76	90	94,240	40%
2006	97,147	30,030	1,580	(0)	1,834	65	35	33,545	35%
2007	80,615	34,075	4,038	2,025	3,982	143	119	44,381	55%
2008	65,845	34,415	1,828	2,057	4,582	148	98	43,128	65%
2009	68,484	30,070	2,844	2,021	5,974	191	128	41,228	60%
2010	89,257	34,733	4,372	831	6,694	242	138	47,011	53%
2011	76,781	19,496	4,525	1,395	10,732	193	200	36,541	48%
2012	65,281	8,766	5,426	3,462	20,297	78	374	38,403	59%
2013	79,374	6,431	4,563	1,825	33,140	71	544	46,575	59%
2014	162,618	6,533	12,064	2,393	70,531	69	1,171	92,760	57%
2015	218,916	2,211	6,878	1,033	117,657	26	1,767	129,573	59%

Total	1,240,732	292,454	51,712	17,592	279,660	1,302	4,666	647,386	52%

Ceded
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	—	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	—	0%
2007	—	—	—	—	—	—	—	—	0%
2008	—	—	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	—	0%
2010	76	—	—	—	9	—	—	9	12%
2011	77	—	—	—	19	—	—	19	24%
2012	10	—	—	—	3	—	—	3	29%
2013	0	—	—	—	—	—	—	—	0%
2014	—	—	—	—	—	—	—	—	0%
2015	—	—	—	—	—	—	—	—	0%

Total	163	—	—	—	30	—	—	30	19%

Net
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	236,414	85,694	3,593	550	4,237	76	90	94,240	40%
2006	97,147	30,030	1,580	(0)	1,834	65	35	33,545	35%
2007	80,615	34,075	4,038	2,025	3,982	143	119	44,381	55%
2008	65,845	34,415	1,828	2,057	4,582	148	98	43,128	65%
2009	68,484	30,070	2,844	2,021	5,974	191	128	41,228	60%
2010	89,180	34,733	4,372	831	6,686	242	138	47,003	53%
2011	76,704	19,496	4,525	1,395	10,713	193	200	36,523	48%
2012	65,271	8,766	5,426	3,462	20,294	78	374	38,400	59%
2013	79,374	6,431	4,563	1,825	33,140	71	544	46,575	59%
2014	162,618	6,533	12,064	2,393	70,531	69	1,171	92,760	57%
2015	218,916	2,211	6,878	1,033	117,657	26	1,767	129,573	59%

Total	1,240,568	292,454	51,712	17,592	279,630	1,302	4,666	647,356	52%

Exhibit 9, Page 1

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Reinsurance Professional	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	2,601	6,786	21,434	36,515	47,091	55,216	57,196	61,736	63,628	64,893	66,286
2006	119	739	1,958	5,533	10,228	13,994	15,047	16,345	18,109	20,499
2007	45	1,962	5,830	9,010	13,580	18,892	25,438	27,810	29,322
2008	128	1,840	6,037	12,039	20,601	24,280	27,391	30,985
2009	499	2,679	8,509	15,443	20,487	25,545	27,700
2010	1,050	5,535	12,056	19,618	25,308	30,535
2011	709	3,761	7,998	13,285	18,219
2012	444	1,675	4,183	7,352
2013	666	2,189	6,339
2014	591	6,411
2015	2,165

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	22,353	45,205	56,584	64,758	70,724	69,032	68,007	69,008	69,199	70,306	69,729
2006	846	6,358	9,569	12,766	17,656	20,600	20,591	21,645	22,629	21,892
2007	3,210	14,797	23,226	23,153	30,091	31,350	32,497	33,440	34,528
2008	1,180	13,203	23,055	32,160	33,858	34,151	35,316	34,477
2009	955	7,953	15,595	27,969	31,140	34,047	31,762
2010	2,337	12,236	20,494	29,107	30,815	35,065
2011	4,440	14,529	19,647	22,638	23,960
2012	1,911	5,198	10,429	14,651
2013	2,416	6,159	12,348
2014	3,793	19,898
2015	9,323

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	118,963	104,331	97,190	87,566	85,221	79,089	78,369	73,109	71,706	72,121	72,271
2006	43,712	40,110	37,716	33,090	30,017	25,742	23,446	23,411	23,302	22,852
2007	40,415	47,734	47,068	38,284	34,528	35,323	36,301	36,857	37,237
2008	35,761	40,093	41,891	40,072	39,719	38,493	38,534	37,523
2009	38,718	39,657	37,418	40,487	36,959	38,630	36,216
2010	50,714	53,151	55,677	52,347	44,620	39,756
2011	49,744	51,745	48,544	38,928	31,585
2012	40,515	38,587	38,339	32,316
2013	48,197	46,866	42,628
2014	84,628	84,507
2015	119,979

Diagonals as of 12/31

Exhibit 9, Page 2

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Reinsurance Professional	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	62.8%	55.1%	51.3%	46.3%	45.0%	41.8%	41.4%	38.6%	37.9%	38.1%	38.2%
2006	59.6%	54.7%	51.4%	45.1%	40.9%	35.1%	32.0%	31.9%	31.8%	31.2%
2007	66.2%	78.1%	77.1%	62.7%	56.5%	57.8%	59.4%	60.3%	61.0%
2008	65.9%	73.9%	77.2%	73.8%	73.2%	70.9%	71.0%	69.1%
2009	63.8%	65.3%	61.6%	66.7%	60.9%	63.6%	59.6%
2010	62.8%	65.8%	69.0%	64.8%	55.3%	49.2%
2011	72.2%	75.1%	70.5%	56.5%	45.9%
2012	69.9%	66.6%	66.2%	55.8%
2013	67.3%	65.4%	59.5%
2014	56.6%	56.5%
2015	58.2%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	186,710	188,832	187,850	188,105	189,970	189,756	189,876	189,527	189,246	189,307	189,301
2006	71,916	73,620	73,619	74,486	73,571	73,625	73,550	73,344	73,249	73,319
2007	61,072	58,059	58,783	59,516	60,172	60,753	60,892	60,940	61,081
2008	50,948	53,827	53,968	54,079	54,272	54,171	53,915	54,289
2009	57,508	59,926	61,081	60,702	60,598	60,413	60,724
2010	79,589	80,429	80,482	80,297	80,607	80,728
2011	68,295	68,518	68,735	68,824	68,884
2012	56,239	57,488	58,118	57,931
2013	68,194	70,815	71,645
2014	151,365	149,489
2015	206,210

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2005 & Prior	118,963	(14,631)	(7,141)	(9,625)	(2,345)	(6,132)	(720)	(5,260)	(1,403)	415	149	(46,692)
2006	43,712	(3,602)	(2,394)	(4,626)	(3,073)	(4,275)	(2,295)	(36)	(109)	(451)		(20,860)
2007	40,415	7,319	(666)	(8,784)	(3,756)	795	978	556	379			(3,178)
2008	35,761	4,332	1,798	(1,819)	(353)	(1,227)	42	(1,011)				1,762
2009	38,718	939	(2,239)	3,070	(3,529)	1,672	(2,414)					(2,502)
2010	50,714	2,437	2,526	(3,330)	(7,727)	(4,864)						(10,959)
2011	49,744	2,001	(3,201)	(9,616)	(7,343)							(18,159)
2012	40,515	(1,928)	(248)	(6,023)								(8,199)
2013	48,197	(1,331)	(4,238)									(5,569)
2014	84,628	(121)										(121)
2015	119,979

Calendar Year	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	CY 2015	Total Development
	N/A	(14,631)	(10,743)	(4,700)	(3,306)	(15,252)	(10,373)	484	(13,675)	(16,345)	(25,937)	(114,477)

Diagonals as of 12/31

Exhibit 9, Page 3

Valuation Date: December 31, 2015	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4739 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other Specialty

ITD SUMMARY - Including Montpelier Re Holdings Historical Experience

Gross
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	1,065,353	775,813	13,262	(31)	16,156	1,397	407	807,003	76%
2006	432,884	183,895	4,560	140	1,840	319	95	190,849	44%
2007	371,643	183,806	4,944	375	1,567	594	101	191,388	51%
2008	206,583	63,107	4,728	(255)	4,015	1,285	123	73,004	35%
2009	170,637	52,931	5,470	350	5,184	598	151	64,684	38%
2010	179,617	77,017	9,588	63	2,855	661	110	90,294	50%
2011	181,507	75,332	5,248	(201)	4,600	729	112	85,818	47%
2012	182,629	68,918	10,445	(94)	8,786	1,102	213	89,370	49%
2013	178,377	51,540	18,342	(147)	18,965	821	420	89,941	50%
2014	207,004	54,414	29,397	438	39,766	575	824	125,415	61%
2015	289,913	18,193	34,495	4,385	106,971	248	1,900	166,191	57%

Total	3,466,147	1,604,965	140,479	5,024	210,705	8,329	4,456	1,973,958	57%

Ceded
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	4,412	3,431	268	—	—	—	—	3,699	84%
2006	8,183	—	—	—	29	—	—	29	0%
2007	5,594	2,983	80	—	0	—	—	3,063	55%
2008	4,286	243	0	—	1	—	—	244	6%
2009	2,611	40	—	—	3	—	—	44	2%
2010	7,342	5,275	21	—	21	—	—	5,317	72%
2011	17,675	1,046	2	—	133	—	—	1,181	7%
2012	11,689	125	56	—	107	—	—	287	2%
2013	5,988	203	135	—	181	—	—	518	9%
2014	13,202	2,772	179	299	1,406	—	—	4,655	35%
2015	33,495	1,784	2,917	80	9,518	—	—	14,299	43%

Total	114,478	17,900	3,658	379	11,399	—	—	33,335	29%

Net
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	1,060,941	772,382	12,994	(31)	16,156	1,397	407	803,304	76%
2006	424,702	183,895	4,560	140	1,812	319	95	190,820	45%
2007	366,048	180,823	4,865	375	1,567	594	101	188,325	51%
2008	202,297	62,864	4,728	(255)	4,014	1,285	123	72,759	36%
2009	168,025	52,891	5,470	350	5,181	598	151	64,641	38%
2010	172,276	71,742	9,567	63	2,834	661	110	84,977	49%
2011	163,832	74,286	5,246	(201)	4,467	729	112	84,638	52%
2012	170,940	68,793	10,389	(94)	8,680	1,102	213	89,083	52%
2013	172,388	51,337	18,208	(147)	18,785	821	420	89,423	52%
2014	193,802	51,643	29,219	139	38,360	575	824	120,760	62%
2015	256,419	16,409	31,578	4,305	97,453	248	1,900	151,892	59%

Total	3,351,669	1,587,065	136,822	4,645	199,307	8,329	4,456	1,940,623	58%

Exhibit 10, Page 1

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Reinsurance Other Specialty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	141,956	311,362	421,505	466,104	505,248	539,331	548,613	566,119	570,103	572,427	574,750
2006	7,498	103,670	126,757	141,072	153,733	161,295	164,703	166,318	167,330	170,691
2007	11,925	122,241	143,136	151,620	158,924	166,931	170,040	172,625	174,392
2008	8,483	31,078	44,105	50,423	55,692	56,925	58,715	54,357
2009	6,180	27,117	34,816	38,488	42,047	45,441	45,449
2010	6,587	25,925	35,284	41,467	44,999	48,519
2011	18,347	42,301	58,093	62,772	67,585
2012	22,930	44,230	51,507	56,841
2013	9,767	32,509	41,965
2014	14,692	39,246
2015	13,570

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	349,794	510,955	552,657	569,098	582,706	582,637	590,220	586,445	586,163	586,903	586,887
2006	24,331	140,672	168,497	172,646	179,270	179,663	174,066	173,335	174,930	175,236
2007	36,655	156,985	171,466	178,264	180,229	179,826	180,416	181,100	179,626
2008	20,690	52,326	63,706	66,293	66,160	64,992	64,226	58,803
2009	18,714	45,989	50,838	52,522	51,265	51,536	50,765
2010	15,747	39,776	49,736	50,214	51,614	54,007
2011	35,453	65,438	69,197	69,921	72,075
2012	40,521	57,690	62,104	65,643
2013	24,977	48,437	56,139
2014	33,986	62,136
2015	48,323

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	608,721	623,357	618,582	619,983	625,795	624,984	633,304	617,209	613,937	611,147	601,618
2006	193,436	186,556	189,809	186,480	191,143	189,964	183,219	179,696	177,924	177,006
2007	212,383	190,491	190,521	192,293	189,402	185,862	184,032	183,587	181,034
2008	98,769	86,973	86,537	76,616	75,288	72,086	69,292	62,530
2009	82,003	74,093	68,133	63,827	60,863	57,822	55,489
2010	72,266	62,390	59,036	57,156	55,512	55,752
2011	85,632	88,575	80,402	74,904	74,857
2012	104,495	89,369	76,329	70,573
2013	83,701	73,970	68,715
2014	94,310	89,848
2015	126,830

Diagonals as of 12/31

Exhibit 10, Page 2

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Reinsurance Other Specialty	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	77.6%	79.5%	78.9%	79.1%	79.8%	79.7%	80.8%	78.7%	78.3%	77.9%	76.7%
2006	51.6%	49.7%	50.6%	49.7%	51.0%	50.6%	48.8%	47.9%	47.4%	47.2%
2007	66.1%	59.3%	59.3%	59.9%	59.0%	57.9%	57.3%	57.2%	56.4%
2008	63.4%	55.8%	55.5%	49.2%	48.3%	46.3%	44.5%	40.1%
2009	69.4%	62.7%	57.7%	54.1%	51.5%	49.0%	47.0%
2010	62.6%	54.1%	51.2%	49.5%	48.1%	48.3%
2011	76.8%	79.4%	72.1%	67.2%	67.1%
2012	91.4%	78.2%	66.8%	61.7%
2013	68.3%	60.3%	56.1%
2014	63.2%	60.2%
2015	59.4%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	791,012	788,875	788,985	786,122	786,883	785,109	784,893	785,000	785,164	786,116	784,070
2006	372,000	378,218	376,667	374,858	375,637	375,639	375,547	376,065	376,657	375,137
2007	314,652	318,549	319,348	318,940	319,358	319,540	320,559	320,359	321,065
2008	151,935	153,611	154,405	154,565	155,005	155,467	155,273	155,801
2009	111,874	114,898	115,533	116,285	115,736	115,470	118,085
2010	115,650	117,344	117,768	114,544	114,196	115,375
2011	114,052	115,458	111,084	111,733	111,503
2012	115,395	113,416	114,032	114,292
2013	121,094	123,271	122,595
2014	149,062	149,192
2015	213,445

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2005 & Prior	608,721	14,637	(4,775)	1,401	5,812	(810)	8,319	(16,095)	(3,272)	(2,790)	(9,529)	(7,103)
2006	193,436	(6,880)	3,252	(3,328)	4,662	(1,178)	(6,746)	(3,523)	(1,772)	(918)		(16,430)
2007	212,383	(21,892)	31	1,772	(2,892)	(3,539)	(1,830)	(444)	(2,553)			(31,348)
2008	98,769	(11,796)	(436)	(9,921)	(1,328)	(3,202)	(2,794)	(6,762)				(36,239)
2009	82,003	(7,910)	(5,960)	(4,306)	(2,964)	(3,041)	(2,333)					(26,514)
2010	72,266	(9,877)	(3,354)	(1,879)	(1,645)	240						(16,514)
2011	85,632	2,943	(8,173)	(5,498)	(47)							(10,775)
2012	104,495	(15,126)	(13,040)	(5,756)								(33,922)
2013	83,701	(9,730)	(5,255)									(14,985)
2014	94,310	(4,462)										(4,462)
2015	126,830

Calendar Year	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	CY 2015	Total Development
	N/A	14,637	(11,655)	(17,239)	(9,282)	(2,722)	(21,508)	(32,425)	(39,969)	(40,754)	(37,375)	(198,293)

Diagonals as of 12/31

Exhibit 10, Page 3

Valuation Date: December 31, 2015	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4739 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Segment

ITD SUMMARY - Including Montpelier Re Holdings Historical Experience

Gross
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	1,309,776	380,929	93	—	20,554	1,521	339	403,436	31%
2006	553,953	164,263	8,324	—	20,720	1,466	794	195,568	35%
2007	745,954	358,580	16,483	—	35,872	8,428	1,603	420,965	56%
2008	1,377,855	1,066,413	63,172	—	57,764	12,563	2,706	1,202,617	87%
2009	1,356,424	837,056	32,571	—	60,899	16,066	2,390	948,981	70%
2010	1,249,350	557,292	22,240	—	77,633	12,056	3,090	672,310	54%
2011	1,578,211	1,427,571	75,989	—	121,964	13,666	5,221	1,644,412	104%
2012	1,625,339	1,428,424	81,406	—	177,944	7,275	6,638	1,701,687	105%
2013	1,687,166	1,372,981	58,526	—	196,687	3,727	7,468	1,639,388	97%
2014	1,741,832	1,045,960	73,100	—	314,332	3,003	11,763	1,448,158	83%
2015	2,077,685	487,598	404,930	—	516,484	3,444	20,583	1,433,038	69%

Total	15,303,544	9,127,067	836,833	—	1,600,852	83,215	62,593	11,710,561	77%

Ceded
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	18,369	17,963	9	—	517	—	—	18,488	101%
2006	98,881	26,749	8,258	—	3,424	—	—	38,431	39%
2007	177,120	41,974	1,982	—	6,545	—	—	50,501	29%
2008	402,760	312,221	594	—	6,745	—	—	319,560	79%
2009	434,814	295,246	8,324	10	15,781	—	—	319,362	73%
2010	314,799	98,103	5,130	—	19,871	—	—	123,104	39%
2011	443,103	641,492	11,262	—	31,607	—	—	684,361	154%
2012	501,137	663,525	11,192	—	49,310	—	—	724,027	144%
2013	555,006	632,955	13,188	—	56,176	—	—	702,320	127%
2014	718,161	511,444	17,561	—	134,884	—	—	663,889	92%
2015	1,129,329	292,017	204,314	—	253,892	—	—	750,223	66%

Total	4,793,480	3,533,690	281,813	10	578,752	—	—	4,394,265	92%

Net
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	1,291,407	362,966	84	—	20,037	1,521	339	384,948	30%
2006	455,072	137,514	67	—	17,297	1,466	794	157,138	35%
2007	568,834	316,606	14,501	—	29,327	8,428	1,603	370,464	65%
2008	975,095	754,192	62,578	—	51,019	12,563	2,706	883,058	91%
2009	921,610	541,809	24,247	(10)	45,117	16,066	2,390	629,619	68%
2010	934,550	459,189	17,110	—	57,762	12,056	3,090	549,206	59%
2011	1,135,108	786,079	64,727	—	90,357	13,666	5,221	960,050	85%
2012	1,124,201	764,899	70,214	—	128,634	7,275	6,638	977,660	87%
2013	1,132,160	740,026	45,337	—	140,512	3,727	7,468	937,069	83%
2014	1,023,671	534,516	55,539	—	179,448	3,003	11,763	784,269	77%
2015	948,355	195,581	200,616	—	262,591	3,444	20,583	682,815	72%

Total	10,510,064	5,593,377	555,020	(10)	1,022,100	83,215	62,593	7,316,295	70%

Exhibit 11, Page 1

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Insurance Segment	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	65,874	140,009	201,464	221,762	223,557	245,458	249,724	259,492	258,728	258,075	278,219
2006	9,589	38,568	52,507	82,580	85,688	88,473	107,102	108,353	110,076	120,627
2007	20,577	63,111	94,004	196,382	237,532	262,383	267,233	283,932	301,402
2008	209,442	416,609	480,678	518,690	550,049	619,762	659,299	690,443
2009	205,248	355,229	409,328	432,780	483,899	511,955	526,868
2010	152,382	309,788	344,747	390,947	419,586	426,003
2011	474,888	552,550	578,030	614,996	688,246
2012	492,823	635,349	658,108	693,699
2013	445,395	593,936	673,375
2014	366,920	489,771
2015	167,717

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	230,268	257,631	257,516	270,017	276,106	275,274	278,867	284,845	283,949	283,207	278,303
2006	48,135	81,693	73,703	86,385	88,117	109,680	112,488	110,334	120,406	120,694
2007	51,953	123,965	204,634	251,933	275,982	294,469	296,815	298,769	315,903
2008	431,358	494,185	590,033	647,440	691,765	709,577	736,767	752,621
2009	364,496	434,607	458,038	484,406	530,432	546,459	550,256
2010	291,910	382,672	401,617	427,486	439,547	440,677
2011	549,512	597,592	662,177	715,013	739,448
2012	620,349	703,433	733,927	750,322
2013	554,873	639,097	704,933
2014	459,966	512,687
2015	316,794

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	699,290	649,174	603,412	542,837	491,930	413,889	369,105	346,951	322,605	311,765	298,340
2006	262,614	249,231	231,317	207,911	180,525	174,434	159,368	139,640	141,687	137,991
2007	319,256	377,198	394,778	382,742	374,673	376,193	350,628	336,905	345,112
2008	721,751	695,688	753,938	785,596	791,831	788,921	800,995	802,250
2009	625,248	659,048	633,014	628,915	629,099	615,871	594,068
2010	585,727	577,186	570,782	557,682	532,449	497,524
2011	813,291	803,178	850,471	829,065	822,505
2012	892,276	891,171	886,401	857,932
2013	802,175	791,725	824,243
2014	649,628	652,064
2015	509,063

Diagonals as of 12/31

Exhibit 11, Page 2

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Insurance Segment	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	70.0%	65.0%	60.4%	54.3%	49.3%	41.4%	37.0%	34.7%	32.3%	31.2%	29.9%
2006	71.9%	68.3%	63.4%	57.0%	49.5%	47.8%	43.7%	38.3%	38.8%	37.8%
2007	65.5%	77.4%	81.1%	78.6%	76.9%	77.2%	72.0%	69.2%	70.9%
2008	80.1%	77.2%	83.7%	87.2%	87.9%	87.5%	88.9%	89.0%
2009	74.8%	78.8%	75.7%	75.2%	75.2%	73.6%	71.0%
2010	71.4%	70.3%	69.5%	67.9%	64.9%	60.6%
2011	82.3%	81.3%	86.1%	83.9%	83.3%
2012	93.2%	93.0%	92.5%	89.6%
2013	84.6%	83.5%	86.9%
2014	79.1%	79.4%
2015	69.9%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	1,016,707	1,016,213	1,015,850	997,752	997,964	997,766	998,147	998,784	998,783	998,798	998,821
2006	463,216	464,525	365,590	365,468	365,565	364,168	364,799	364,683	364,695	365,035
2007	662,025	491,142	485,743	487,551	487,418	487,543	487,486	487,511	487,050
2008	906,812	901,989	901,390	900,520	900,750	900,500	900,524	901,124
2009	837,524	837,417	837,260	837,172	836,853	836,860	836,357
2010	821,365	820,855	820,829	820,455	820,456	820,746
2011	984,701	986,636	988,307	987,906	987,753
2012	950,546	960,130	959,116	957,838
2013	944,431	950,428	948,674
2014	824,315	821,062
2015	728,319

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2005 & Prior	699,290	(50,116)	(45,762)	(60,576)	(50,907)	(78,041)	(44,784)	(22,154)	(24,347)	(10,839)	(13,425)	(400,950)
2006	262,614	(13,383)	(17,914)	(23,406)	(27,387)	(6,090)	(15,067)	(19,727)	2,047	(3,696)		(124,623)
2007	319,256	57,942	17,581	(12,036)	(8,070)	1,520	(25,565)	(13,723)	8,208			25,857
2008	721,751	(26,063)	58,250	31,658	6,235	(2,910)	12,074	1,255				80,499
2009	625,248	33,800	(26,033)	(4,100)	185	(13,229)	(21,802)					(31,180)
2010	585,727	(8,542)	(6,404)	(13,100)	(25,233)	(34,925)						(88,203)
2011	813,291	(10,113)	47,293	(21,406)	(6,560)							9,214
2012	892,276	(1,105)	(4,770)	(28,468)								(34,343)
2013	802,175	(10,450)	32,518									22,068
2014	649,628	2,436										2,436
2015	509,063

Calendar Year	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	CY 2015	Total Development
	N/A	(50,116)	(59,145)	(20,547)	(82,795)	(25,414)	(61,861)	(50,082)	(39,276)	(85,530)	(64,460)	(539,225)

Diagonals as of 12/31

Exhibit 11, Page 3

Valuation Date: December 31, 2015	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4739 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Segment

ITD SUMMARY - Including Montpelier Re Holdings Historical Experience

Gross
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	6,738,929	4,857,728	56,266	3,730	91,343	3,792	2,121	5,014,981	74%
2006	2,033,396	585,083	22,166	1,364	24,659	1,092	689	635,053	31%
2007	1,657,881	543,877	22,138	5,235	24,671	3,435	708	600,065	36%
2008	1,386,575	688,991	19,402	2,792	24,217	9,433	603	745,439	54%
2009	1,361,563	330,633	29,072	3,253	36,783	3,697	874	404,312	30%
2010	1,464,507	586,201	64,797	4,657	47,101	4,543	1,178	708,476	48%
2011	1,490,037	1,174,647	56,204	7,156	76,440	4,082	1,573	1,320,102	89%
2012	1,605,651	547,924	75,091	10,256	107,944	3,961	2,178	747,352	47%
2013	1,610,338	397,497	105,795	5,045	150,031	3,867	3,463	665,697	41%
2014	1,555,167	366,099	140,746	4,651	210,746	2,510	4,400	729,152	47%
2015	1,567,407	94,516	161,910	5,418	409,174	495	7,486	678,999	43%

Total	22,471,451	10,173,195	753,586	53,557	1,203,109	40,906	25,275	12,249,629	55%

Ceded
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	57,371	413,467	499	—	133	—	—	414,099	722%
2006	18,325	1,641	(19)	—	125	—	—	1,747	10%
2007	25,855	10,594	5	—	2	—	—	10,601	41%
2008	21,554	17,842	559	—	14	—	—	18,415	85%
2009	13,932	3,588	30	—	380	—	—	3,999	29%
2010	37,923	7,555	21	—	336	—	—	7,913	21%
2011	140,398	23,088	521	79	923	—	—	24,611	18%
2012	146,636	26,038	618	390	1,624	—	—	28,670	20%
2013	135,601	17,333	2,410	56	787	—	—	20,586	15%
2014	187,298	32,586	3,522	333	4,251	—	—	40,692	22%
2015	233,537	7,971	8,210	80	20,061	—	—	36,323	16%

Total	1,018,431	561,703	16,377	938	28,638	—	—	607,656	60%

Net
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	PaidULAE	ULAE Reserve	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio
2005 & Prior	6,681,558	4,444,261	55,767	3,730	91,210	3,792	2,121	4,600,881	69%
2006	2,015,071	583,442	22,185	1,364	24,534	1,092	689	633,306	31%
2007	1,632,026	533,284	22,133	5,235	24,669	3,435	708	589,463	36%
2008	1,365,022	671,149	18,844	2,792	24,203	9,433	603	727,024	53%
2009	1,347,631	327,045	29,042	3,253	36,402	3,697	874	400,313	30%
2010	1,426,583	578,645	64,775	4,657	46,765	4,543	1,178	700,563	49%
2011	1,349,639	1,151,559	55,683	7,077	75,517	4,082	1,573	1,295,491	96%
2012	1,459,014	521,886	74,473	9,865	106,320	3,961	2,178	718,683	49%
2013	1,474,737	380,164	103,385	4,989	149,244	3,867	3,463	645,111	44%
2014	1,367,868	333,513	137,223	4,318	206,495	2,510	4,400	688,460	50%
2015	1,333,870	86,545	153,700	5,338	389,113	495	7,486	642,676	48%

Total	21,453,020	9,611,493	737,210	52,619	1,174,471	40,906	25,275	11,641,973	54%

Exhibit 12, Page 1

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Reinsurance Segment	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	882,210	1,530,679	1,906,827	2,097,386	2,245,768	2,317,897	2,364,355	2,407,177	2,440,988	2,457,004	2,490,381
2006	54,355	264,290	344,554	392,732	437,833	465,942	482,236	492,860	500,160	488,782
2007	50,386	244,934	299,480	332,463	360,875	382,597	400,122	413,415	422,834
2008	102,060	235,118	305,070	345,313	384,395	404,621	418,500	420,832
2009	37,556	119,494	156,490	189,898	210,213	225,478	235,115
2010	61,678	190,435	253,641	294,858	322,366	350,283
2011	262,235	528,657	687,592	738,960	765,572
2012	113,477	289,912	365,641	410,070
2013	77,151	243,123	320,714
2014	70,034	224,124
2015	59,710

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	1,724,438	2,279,975	2,409,626	2,465,633	2,511,421	2,478,979	2,497,552	2,507,059	2,523,192	2,523,303	2,545,252
2006	149,705	372,178	436,427	477,058	508,978	524,494	524,622	525,880	531,006	511,796
2007	150,567	355,848	389,534	407,719	425,234	433,473	439,418	444,579	448,118
2008	238,090	344,553	401,213	425,409	435,247	441,730	447,166	441,240
2009	95,277	187,735	213,878	244,777	255,794	263,570	261,501
2010	166,289	298,167	358,012	369,214	378,790	391,065
2011	546,492	785,717	801,822	807,162	814,340
2012	346,864	431,808	454,936	468,047
2013	270,055	397,117	415,910
2014	212,283	340,016
2015	202,016

Ultimate Loss & ALAE	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	2,767,076	2,775,765	2,753,833	2,756,416	2,749,464	2,698,528	2,698,523	2,651,970	2,646,590	2,630,772	2,631,320
2006	647,509	598,489	588,990	590,990	597,105	589,208	575,592	567,894	560,398	534,587
2007	539,411	513,410	492,873	491,540	482,358	477,366	472,128	470,019	469,950
2008	527,860	499,995	504,520	491,905	483,473	476,735	471,944	460,884
2009	360,539	333,329	310,119	313,477	308,176	301,542	292,749
2010	538,311	502,459	472,883	453,909	440,849	426,884
2011	940,390	963,996	916,681	885,017	866,651
2012	713,586	621,622	578,608	548,548
2013	629,974	584,265	543,894
2014	505,183	503,785
2015	534,683

Diagonals as of 12/31

Exhibit 12, Page 2

Valuation Date: December 31, 2015 Values in Thousands USD (1.4739 USD/GBP) Reinsurance Segment	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Triangles Below Exclude Montpelier Re Holdings	NET BASIS

Ultimate Loss & ALAE Ratio	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	68.3%	68.5%	67.9%	68.0%	67.8%	66.6%	66.6%	65.4%	65.3%	64.9%	64.9%
2006	46.3%	42.8%	42.1%	42.2%	42.7%	42.1%	41.1%	40.6%	40.1%	38.2%
2007	50.2%	47.8%	45.9%	45.8%	44.9%	44.4%	44.0%	43.8%	43.8%
2008	63.5%	60.1%	60.7%	59.2%	58.2%	57.3%	56.8%	55.4%
2009	44.2%	40.9%	38.1%	38.5%	37.8%	37.0%	35.9%
2010	59.4%	55.5%	52.2%	50.1%	48.7%	47.1%
2011	98.8%	101.3%	96.3%	93.0%	91.1%
2012	69.0%	60.1%	56.0%	53.1%
2013	58.5%	54.2%	50.5%
2014	49.4%	49.2%
2015	45.6%

Earned Premium	12	24	36	48	60	72	84	96	108	120	132
2005 & Prior	4,087,953	4,105,757	4,112,818	4,056,824	4,060,392	4,057,415	4,055,680	4,056,314	4,056,683	4,054,816	4,052,902
2006	1,374,864	1,408,966	1,400,214	1,400,791	1,399,615	1,399,662	1,400,045	1,400,716	1,400,506	1,399,096
2007	1,093,979	1,069,489	1,069,283	1,071,216	1,071,849	1,072,640	1,073,861	1,073,332	1,074,168
2008	827,286	830,587	831,098	830,833	830,879	831,148	830,515	831,403
2009	808,077	812,464	813,531	813,546	812,758	812,229	814,948
2010	910,778	911,724	909,402	905,102	905,025	905,995
2011	953,154	960,831	951,679	952,061	951,449
2012	1,036,120	1,035,224	1,034,519	1,033,852
2013	1,080,402	1,081,972	1,077,216
2014	1,030,981	1,023,087
2015	1,173,670

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	120 - 132	Total Development
2005 & Prior	2,767,076	8,689	(21,933)	2,583	(6,951)	(50,936)	(6)	(46,553)	(5,379)	(15,818)	548	(135,756)
2006	647,509	(49,021)	(9,498)	1,999	6,115	(7,898)	(13,615)	(7,698)	(7,496)	(25,811)		(112,923)
2007	539,411	(26,002)	(20,537)	(1,333)	(9,182)	(4,992)	(5,238)	(2,109)	(69)			(69,461)
2008	527,860	(27,865)	4,525	(12,615)	(8,432)	(6,737)	(4,791)	(11,060)				(66,976)
2009	360,539	(27,210)	(23,210)	3,358	(5,302)	(6,633)	(8,794)					(67,790)
2010	538,311	(35,852)	(29,576)	(18,974)	(13,060)	(13,965)						(111,427)
2011	940,390	23,606	(47,315)	(31,664)	(18,366)							(73,739)
2012	713,586	(91,965)	(43,014)	(30,060)								(165,039)
2013	629,974	(45,709)	(40,371)									(86,080)
2014	505,183	(1,398)										(1,398)
2015	534,683

Calendar Year	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	CY 2011	CY 2012	CY 2013	CY 2014	CY 2015	Total Development
	N/A	8,689	(70,953)	(32,917)	(53,354)	(68,838)	(88,763)	(76,205)	(188,608)	(170,294)	(149,346)	(890,588)

Diagonals as of 12/31

Exhibit 12, Page 3